                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 KENT ELECTRONICS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          KENT ELECTRONICS CORPORATION
                               7433 HARWIN DRIVE
                              HOUSTON, TEXAS 77036

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1996

To the Shareholders of
Kent Electronics Corporation:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Kent Electronics Corporation (the "Company") will be held at the offices of the Company's wholly-owned subsidiary, K*TEC Electronics Corporation, 1111 Gillingham Lane, Sugar Land, Texas 77478, at 10:00 a.m., local time, on Thursday, June 27, 1996, for the following purposes:

        1. To elect two persons to serve as directors on the classified Board of Directors until the 1999 annual meeting and until their successors have been elected and have qualified.

        2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock, without par value, from 30 million shares to 100 million shares as more fully set forth under "Proposal No. 2."

        3. To adopt a 1996 Non-Employee Director Stock Option Plan as more fully set forth under "Proposal No. 3."

        4. To adopt a 1996 Employee Incentive Plan as more fully set forth under "Proposal No. 4."

        5. To adopt a Stock Option Plan and Agreement for the Company's Vice President, Corporate Controller as more fully set forth under "Proposal No. 5."

        6. To ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending March 29, 1997.

        7. To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on May 7, 1996 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. Shareholders are cordially invited to attend the Annual Meeting in person. Those who will not attend and who wish their shares voted are requested to sign, date and mail promptly the enclosed proxy for which a stamped return envelope is provided.

                                          By Order of the Board of Directors

                                          Stephen J. Chapko, SECRETARY

Houston, Texas
May 22, 1996

    WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY. IF YOU ATTEND THE ANNUAL MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                          KENT ELECTRONICS CORPORATION
                               7433 HARWIN DRIVE
                              HOUSTON, TEXAS 77036

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kent Electronics Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders to be held on Thursday, June 27, 1996, at the offices of the Company's wholly-owned subsidiary, K*TEC Electronics Corporation, 1111 Gillingham Lane, Sugar Land, Texas 77478, at 10:00 a.m., local time, or at any adjournment or adjournments thereof (such meeting or adjournment(s) thereof referred to as the "Annual Meeting"). Copies of the Proxy and Notice and Proxy Statement are being mailed to shareholders on or about May 22, 1996.

    In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telegraph by the officers, directors and employees of the Company. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their expenses. In addition, the company has retained the services of D.F. King & Co., Inc. to assist in the solicitation of proxies either in person or by mail, telephone or telegram, at an estimated cost of $4,000 plus expenses. The cost of solicitation of proxies will be paid by the Company.

    A proxy received by the Board of Directors of the Company may be revoked by the shareholder giving the proxy at any time before it is exercised. A shareholder may revoke a proxy by notification in writing to the Company at 7433 Harwin Drive, Houston, Texas 77036, Attention: Secretary. A proxy may also be revoked by execution of a proxy bearing a later date or by attendance at the Annual Meeting and voting by ballot. A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in this Proxy Statement and for the nominees for the Board of Directors of the Company named in Proposal No. 1 of this Proxy Statement. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Annual Meeting other than those matters which are set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

    The Board of Directors has fixed the close of business on May 7, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At that date there were outstanding 23,937,176 shares of common stock, without par value, of the Company ("Common Stock") and the holders thereof will be entitled to one vote for each share of Common Stock held of record by them on that date for each proposition to be presented at the Annual Meeting.

    The following table sets forth information with respect to the shares of Common Stock (the only outstanding class of voting securities of the Company) owned of record and beneficially as of May 7, 1996, unless otherwise specified, by (i) all persons who own of record or are known by the Company to own beneficially more than 5% of the outstanding shares of such class of stock, (ii) each director and named executive officer, and (iii) all directors and executive officers of the Company as a group:

                                                                   SHARES OWNED               TOTAL STOCK-BASED
                                                                  BENEFICIALLY(1)                HOLDINGS(2)
                                                            ---------------------------  ---------------------------
                     NAME AND ADDRESS                           NUMBER        PERCENT        NUMBER        PERCENT
- ----------------------------------------------------------  ---------------  ----------  ---------------  ----------
Morrie K. Abramson........................................      725,150(3)         3.0%      725,150(3)         3.0%
Randy J. Corporron........................................       46,900(4)       *           216,900(5)       *
Rodney J. Corporron.......................................        3,000          *           153,000(6)       *
Cathy L. Felts............................................       20,000(7)       *            40,000(8)       *
Mark A. Zerbe.............................................       77,000(9)       *           182,000(10)      *
Max S. Levit..............................................        6,750(11)      *             6,750          *
David Siegel..............................................       34,250(12)      *            34,250          *
Richard C. Webb...........................................       15,000          *            15,000          *
Alvin L. Zimmerman........................................       44,250(13)      *            44,250          *
All executive officers and directors as a group
  (16 persons)............................................    1,162,100(14)         4.7    1,833,600(15)         7.2

- ------------
 * Less than 1%

 (1) The persons listed have the sole power to vote and dispose of shares beneficially owned by them except as otherwise indicated.

 (2) The amounts in this column include the equity securities shown in the "Shares Owned Beneficially" column and options that are not currently exercisable.

 (3) Includes 570,000 shares that may be acquired upon the exercise of outstanding options and includes 10,000 shares held in trust for Mr. Abramson's children, as to which shares Mr. Abramson disclaims beneficial ownership.

 (4) Includes 40,000 shares that may be acquired upon the exercise of outstanding options.

 (5) Includes 170,000 shares subject to options that are not currently exercisable.

 (6) Includes 150,000 shares subject to options that are not currently exercisable.

 (7) Includes 20,000 shares that may be acquired upon exercise of outstanding options.

 (8) Includes 20,000 shares subject to options that are not currently exercisable.

 (9) Includes 75,000 shares that may be acquired upon the exercise of outstanding options.

(10) Includes 105,000 shares subject to options that are not currently exercisable.

(11) Includes 6,750 shares that may be acquired upon exercise of outstanding options.

(12) Includes 20,250 shares that may be acquired upon the exercise of outstanding options, and 6,500 shares that are owned of record by Mr. Siegel's wife.

(13) Includes 26,250 shares that may be acquired upon the exercise of outstanding options.

(14) Includes 882,750 shares that may be acquired upon the exercise of outstanding options.

(15) Includes 661,500 shares subject to options that are not currently exercisable.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

GENERAL

    Two directors are to be elected at the Annual Meeting. The Company recommends voting for the election of each of the nominees for director listed below. The persons named as proxy holders in the accompanying proxy intend to vote each properly signed and submitted proxy for the election as a director of each of the persons named as a nominee below under "Nominees for Director" unless authority to vote in the election of directors is withheld on such proxy. If, for any reason, at the time of the election one or both of such nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board of Directors. Directors are elected by a plurality of votes cast at the Annual Meeting. Pursuant to the Company's Bylaws, any nomination of other persons to be elected as directors at the Annual Meeting must be received by the Secretary of the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting is first given.

    Unless otherwise specified, all properly executed proxies received by the Company will be voted for the election of Messrs. Morrie K. Abramson and Alvin
L. Zimmerman to hold office until the 1999 annual meeting of shareholders and until each of their respective successors is elected and qualified.

    THE COMPANY RECOMMENDS VOTING "FOR" THE NOMINEES.

NOMINEES FOR DIRECTOR

    The following table sets forth the name and age of each nominee for director to hold office until the 1999 annual meeting of shareholders, his principal position with the Company and the year he became a director of the Company.

                                                    DIRECTOR
                NAME                      AGE         SINCE                 POSITION
- ------------------------------------      ---      -----------  ---------------------------------
Morrie K. Abramson..................      61          1973      Chairman of the Board, Chief
                                                                  Executive Officer and President
Alvin L. Zimmerman..................      52          1986      Director

    Mr. Abramson, a co-founder of the Company, has served as Chief Executive Officer and a director since 1973, Chairman of the Board since 1977 and as President since 1995. He has been involved in the electronics distribution business since 1956. Mr. Abramson has also been Chairman of the Board of K*TEC Electronics Corporation ("K*TEC"), the Company's wholly-owned manufacturing subsidiary, since its incorporation in 1983.

    Mr. Zimmerman has served as a director of the Company since June 1986. As a judge he presided over the 309th Family District Court and the 269th Civil District Court of Harris County, Texas from 1980 to 1984. Since 1984, he has been a shareholder, officer and director in the law firm of Zimmerman, Axelrad, Meyer & Wise, P.C. and its predecessor firms.

OTHER DIRECTORS

    The following table sets forth the name and age of each director of the Company not up for election this year, his principal position with the Company, the year he became a director of the Company and the year that his term as a director expires.

                                                                                    TERM       DIRECTOR
                               NAME                                     AGE        EXPIRES       SINCE      POSITION
- ------------------------------------------------------------------      ---      -----------  -----------  ----------
Max S. Levit......................................................          61      1998         1995      Director
David Siegel......................................................          70      1997         1990      Director
Richard C. Webb...................................................          62      1998         1986      Director

    Mr. Levit, President of Grocers Supply Company, Inc. since January 1992, has served as a director of the Company since April 1995. Mr. Levit also serves on the Board of M.D. Anderson Hospital and The University of Texas -- Houston Health Science Center.

    Mr. Siegel has served as a director of the Company since September 1990, and has been involved in the electronics distribution business since 1954. Mr. Siegel is Vice President, director and the founder of Great American Electronics, a distribution company serving industrial distributors. He is also a director of Nu Horizon Electronics, Micronetics Wireless and Surge Components.

    Mr. Webb, a founder of Harris Webb & Garrison, a Houston-based investment banking and brokerage firm, has served as a director of the Company since June 1986. He has been involved in the investment banking business since 1960, and was a founder of Lovett Underwood Neuhaus & Webb, Inc., a subsidiary of Kemper Securities.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the Company's last fiscal year, the Board of Directors held ten meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served in fiscal 1996.

    The Audit Committee, which was composed of Messrs. Levit, Siegel, Webb and Zimmerman, met on two occasions during the last fiscal year. The Audit Committee reviews with the Company's independent auditors the plan, scope and results of the annual audit and the procedures for and results of internal controls.

    The  Compensation Committee,  which was  composed of  Messrs. Levit, Siegel,
Webb and Zimmerman, met on six occasions during the last fiscal year. The Compensation Committee is authorized to determine the compensation of Mr. Abramson. In addition, it is authorized to make recommendations to the Board of Directors regarding the compensation of other officers and administers the Company's stock option plans.

DIRECTOR COMPENSATION

    Directors who are not employees of the Company receive $1,000 per meeting for attendance at the meetings of the Board of Directors and $500 per meeting for attendance at meetings of each committee on which such director serves (in the case of committee meetings not held before or after Board meetings). In addition to the above fees, directors who are not employees of the Company receive an annual retainer in the amount of $15,000 and committee chairmen receive $2,000 annually, with total compensation not to exceed $25,000 annually. Beginning in fiscal 1997, the total annual compensation shall not exceed $35,000.

EXECUTIVE OFFICERS

    The following table sets forth the names, ages and positions of the persons who are not directors and who are executive officers of the Company:

                  NAME                         AGE                        POSITION
- -----------------------------------------      ---      ---------------------------------------------
Barbara Alberto..........................          49   Vice President
Keith K. Ayers...........................          57   Vice President
Frank M. Billone.........................          51   Vice President
Stephen J. Chapko........................          42   Vice President, Treasurer and Secretary
Randy J. Corporron.......................          39   Executive Vice President
Rodney J. Corporron......................          39   Vice President
Cathy L. Felts...........................          44   Vice President
William H. Fountain......................          39   Vice President
David D. Johnson.........................          31   Vice President
Larry D. Olson...........................          39   Executive Vice President
Mark A. Zerbe............................          35   Executive Vice President

    Ms. Alberto joined the Company's credit department in 1978. In August 1987, she was appointed Vice President and she oversees credit administration.

    Mr. Ayers joined the Company in 1976 as a purchasing agent. Since then, he has served in various capacities, including manager of the management information systems. Mr. Ayers currently serves as Vice President and has responsibilities for training, special projects and administrative matters.

    Mr. Billone has been Vice President since joining the Company in January 1996 and serves as Chief Information Officer. Prior to joining the Company, he held various Information Systems positions with General Electric since 1967.

    Mr. Chapko has been Vice President and Treasurer since July 1989 and Secretary since June 1993. He joined the Company as Assistant Treasurer in April 1987.

    Mr. Randy Corporron has been Executive Vice President of Manufacturing Services since January 1994, and was previously Vice President of the Company since August 1987. Since July 1989, he has served as President of K*TEC. He joined the Company in 1982 as General Manager of K*TEC.

    Mr. Rodney Corporron directs and coordinates the multi-plant manufacturing operations and was appointed Vice President of the Company and General Manager of K*TEC in July 1989. Prior to such time, he served the Company in a number of capacities since 1974.

    Ms. Felts became a Vice President of the Company in June 1993. She joined the Company in 1986 as a purchasing manager for K*TEC.

    Mr. Fountain has been Vice President since August 1987 and is responsible for product management in the distribution operations. He joined the Company in 1980 as a purchasing agent.

    Mr. Johnson was appointed Vice President, Corporate Controller in January 1996. He joined the Company in 1988 as Accounts Payable Supervisor.

    Mr.  Olson  became  Executive Vice  President  of Sales  --  Distribution in
January 1994, and was previously Vice President since January 1992 after the Company's acquisition of Shelley-Ragon, Inc. Since February 1991, he had been President of Shelley-Ragon, Inc. Prior to that time he held various positions with Shelley-Ragon since joining in June 1979.

    Mr. Zerbe joined the Company as a sales representative in 1985. In May 1988, he was appointed Vice President of the Company and in January 1994 he became Executive Vice President of Operations -- Distribution.

    Other than as set forth below under the heading "Certain Agreements," the executive officers serve at the pleasure of the Board of Directors.

COMPENSATION COMMITTEE REPORT1

    The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. This Committee Report sets forth the components of the Company's executive officer compensation and describes the basis on which the fiscal 1996 compensation determinations were made by the Committee with respect to the executive officers of the Company.

    In designing its executive compensation programs, the Company follows its belief that executive compensation should reflect the value created for shareholders while supporting the Company's strategic goals. The following objectives have been adopted by the Committee:

    1. Executive compensation should be meaningfully related to the value created for shareholders.

    2. Executive compensation programs should support the short-term and long-term strategic goals and objectives of the Company.

    3. Executive compensation programs should reflect and promote the Company's value and reward individuals for outstanding contributions to the Company's success.

    4. Short-term and long-term executive compensation play a critical role in attracting and retaining well qualified executives.

    The Committee currently implements a compensation program based on three components: a base salary, a related bonus program tied to Company performance, and a stock option program. The Committee regularly reviews the various components of the Company's executive compensation to ensure that they are consistent with the Company's objectives.

    BASE SALARY -- The Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. In addition, the Committee takes into account (i) the performance of the Company and the roles of the individual executive officers with respect to such performance, and (ii) the particular executive officer's specific responsibilities and the performance of such executive officer in those areas of responsibility. From time to time surveys are undertaken to provide competitive information to the Committee. In this regard the Committee has conferred with third party compensation and employee benefit consultants and has reviewed published information which members of the Committee have obtained.

    ANNUAL INCENTIVES -- The bonus program provides direct financial incentives in the form of an annual cash bonus to executive officers to achieve and exceed the Company's annual goals. The Company currently maintains for Mr. Abramson an incentive cash bonus plan (the "Bonus Plan"). Bonuses pursuant to such Bonus Plan are determined by the Compensation Committee, based upon the Company's achievement of certain budgeted goals. Ninety percent of such bonus is based on the Company's pre-tax earnings, 5% is based on the growth of the Company's earnings per share, and 5% is based on the Company's stock performance.

    The Company has developed a bonus program for Messrs. Randy and Rodney Corporron pursuant to which they receive cash bonuses resulting from the achievement of certain targeted goals for the operating profit in the manufacturing operations of the Company and the growth of the Company's earnings per share.

    The Company has also adopted, subject to shareholder approval, the 1996 Employee Incentive Plan, which provides, among other things, for the grant of performance awards and is intended to replace the Bonus Plan discussed above, and the bonus program for Messrs. Randy and Rodney Corporron discussed above. For additional information regarding the 1996 Employee Incentive Plan, see Proposal No. 4 herein.

- ---------------
1Notwithstanding filings by the Company with the Securities and Exchange Commission ("SEC") that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this
Compensation Committee Report shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

    LONG-TERM INCENTIVES -- The Company currently maintains the Amended and Restated 1987 Stock Option Plan, a Chief Executive Officer Stock Option Plan and Agreement, a Chief Operating Officer Stock Option Plan and Agreement, a K*TEC President Stock Option Plan and Agreement, a K*TEC General Manager Stock Option Plan and Agreement, an Executive Vice President of Sales-Distribution Stock
Option Plan and Agreement, an Executive Vice President of Operations-Distribution Stock Option Plan and Agreement and a Vice President, Secretary and Treasurer Stock Option Plan and Agreement. These stock option plans align executive officer compensation and shareholder return, and enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. For executive officers receiving grants of stock options under the Company's Amended and Restated 1987 Stock Option Plan, no stock options can have a term of greater than ten years or an exercise price of less than 85% of the fair market value of the Common Stock on the date of grant.

    The Committee has also adopted, subject to shareholder approval, the 1996 Employee Incentive Plan, which provides, among other things, for the grant of stock options to key employees and is intended to replace the Company's Amended and Restated 1987 Stock Option Plan. Upon shareholder approval of the 1996 Employee Incentive Plan, no future grants of stock options will be allowed under the Amended and Restated 1987 Stock Option Plan. For additional information regarding the 1996 Employee Incentive Plan, see Proposal No. 4 herein.

    NAMED EXECUTIVE OFFICERS -- Consistent with the Company's compensation program outlined above, compensation for each of the named executive officers, as well as other senior executives, consists of a base salary, bonus and stock options. The base salaries for the named executive officers for fiscal 1996 were believed to be at levels below competitive amounts paid to executives with comparable qualifications, experience and responsibilities of other companies engaged in the same or similar business as the Company. Cash bonuses have been accrued for payment to all named executive officers of the Company as a result of the Company achieving its budgeted goals concerning pre-tax earnings, growth of earnings per share and stock performance of the Company, and the guidance and performance of such officers in assisting the Company to achieve those goals during fiscal 1996.

    CHIEF EXECUTIVE OFFICER -- In addition to the long-term incentive components, the Committee believes that the cash compensation of the chief executive officer ("CEO") should be impacted by Company performance. Mr.
Abramson, who has served as CEO of the Company since 1973, received a base salary in fiscal 1996 of $391,500, which the Committee believes to be below the average of the base salary for chief executive officers of other companies engaged in the same or similar business as the Company with comparable qualifications, experience and responsibilities. After due consideration of Mr. Abramson's performance and the achievement by the Company of certain budgeted goals regarding pre-tax earnings, growth in earnings per share, and stock performance, based on the Bonus Plan, Mr. Abramson received a bonus of $1,771,109 in fiscal 1996, resulting in 81.9% of Mr. Abramson's cash compensation in fiscal 1996 resulting from annual incentives.

    During the fall of 1995, the Committee conferred with outside compensation and benefit consultants in a comprehensive review of the CEO's level of compensation in light of, among other things, Mr. Abramson's assumption of the additional duties as President. The Committee desired to enter into an Employment Agreement (the "Employment Agreement") with Mr. Abramson to secure his continued leadership of the Company during the remainder of the twentieth century, which the Committee anticipates will be a period of substantial growth and change for the Company and the markets in which it operates. The Employment Agreement provides for the Company's continued employment of Mr. Abramson until March 31, 2001 for a minimum annual base salary and bonus of $950,000. The Employment Agreement also provides that if Mr. Abramson continues to serve as CEO of the Company until March 31, 2001, he will receive a retirement benefit in the amount of $750,000 per year for the greater of 15 years or his life, which benefit is subject to acceleration in certain circumstances. The Committee believes that the Employment Agreement appropriately rewards Mr. Abramson for the Company's recent superior performance as well as better securing his commitment to continue leading the Company over the next five years. During the last fiscal year, the

Company's net income, earnings per share and stock price increased approximately 109%, 85%, and 140%, respectively. In addition, Mr. Abramson was instrumental in a successful common stock offering by the Company that has better positioned the Company to take advantage of opportunities for growth.

    LIMITATION OF TAX DEDUCTION FOR EXECUTIVE COMPENSATION -- The Committee desires its compensation policy to be cost and tax effective. In light of federal tax laws changes that prevent publicly traded companies from receiving a tax deduction on compensation paid to named executive officers in excess of $1 million annually, the Committee continually reviews all compensation components to ensure the Company is maximizing corporate tax deductions, when feasible and consistent with its prior commitments to the Company's executive officers.

    The Committee has adopted, subject to shareholder approval, the 1996 Employee Incentive Plan, which authorizes 1,600,000 shares of Common Stock to be granted to key employees as stock options and which allows cash awards to be granted based upon the achievement of specific performance measures established by the Committee. The Company believes that the proposed 1996 Employee Incentive Plan qualifies for an exception to the $1 million limit. For additional information regarding the 1996 Employee Incentive Plan, see Proposal No. 4 herein.

    Compensation Committee: Max S. Levit, David Siegel, Richard C. Webb, and Alvin L. Zimmerman.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee of the Board of Directors of the Company was, during fiscal 1996, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company under
Item 404 of Regulation S-K.

    During fiscal 1996, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

COMPENSATION TABLES

    The following table sets forth compensation information for the chief executive officer and the four most highly compensated executive officers (the "Named Executive Officers") of the Company during the Company's fiscal years 1996, 1995 and 1994, for services rendered during such years to the Company or any of its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                      ANNUAL COMPENSATION            COMPENSATION
                                              -----------------------------------   ---------------
                                                                                      SECURITIES
           NAME AND                                                 OTHER ANNUAL      UNDERLYING        ALL OTHER
      PRINCIPAL POSITION        FISCAL YEAR   SALARY      BONUS    COMPENSATION(1)      OPTIONS      COMPENSATION(2)
       ----------------            -----     --------   ---------  ---------------  ---------------  ---------------
                                                ($)        ($)           ($)              (#)              ($)
Morrie K. Abramson ...........        1996     391,500  1,771,109         9,430                0           29,163
Chairman of the Board,                1995     372,879    674,700        14,891                0           21,945
Chief Executive Officer               1994     366,484    420,000         6,880                0            7,075
and President
Randy J. Corporron ...........        1996     158,722  1,456,571         7,546                0           23,893
Executive Vice President              1995     151,159    628,500         7,440                0           14,080
                                      1994     144,375    358,925         7,505          210,000            7,075
Rodney J. Corporron ..........        1996     126,990  1,218,829         7,770                0           21,157
Vice President                        1995     120,913    525,800         7,638                0           12,395
                                      1994     119,231    300,325         7,163          150,000            7,075
Cathy L. Felts ...............        1996      89,191    338,567         6,263           20,000           11,052
Vice President                        1995      80,690    110,600         5,419                0            7,306
                                      1994      78,449     60,000         2,316           30,000            4,041
Mark A. Zerbe ................        1996     160,251    132,908         6,509           75,000           10,557
Executive Vice President              1995     162,263     36,000         3,331                0            7,823
                                      1994     137,573     15,000           670          105,000            4,282

- ---------------
(1) Includes the amount of auto allowance paid by the Company and the amount of reimbursement by the Company for medical and dental expenses.

(2) Includes, in 1996, Company matching contributions of $6,537, $4,661, $5,570, $4,102 and $4,677, respectively, pursuant to the Company's Tax-Deferred Savings and Retirement Plan and Trust, and Company matching contributions of $22,626, $19,232, $15,587, $6,950 and $5,880,
     respectively, pursuant to the Company's Deferred Compensation Plan.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                      PERCENTAGE OF
                                      TOTAL OPTIONS                  MARKET                   POTENTIAL REALIZABLE VALUE AT
                                       GRANTED TO      EXERCISE     PRICE ON                       ASSUMED STOCK PRICE
                          OPTIONS     EMPLOYEES IN       PRICE       DATE OF    EXPIRATION          APPRECIATION FOR
         NAME             GRANTED      FISCAL YEAR    (PER SHARE)     GRANT        DATE               OPTION TERMS
        -----             -------      -----------     ---------     -------     ---------   -------------------------------
                            (#)            (%)            ($)          ($)                     (0%)       (5%)       (10%)
Morrie K. Abramson....           0              0              0            0       --               0          0          0
Randy J. Corporron....           0              0              0            0       --               0          0          0
Rodney J. Corporron...           0              0              0            0       --               0          0          0
Cathy L. Felts........      20,000            2.5          19.19        19.19     08/22/00   $       0  $ 106,037  $ 234,314
Mark A. Zerbe.........      75,000            9.3           7.25        14.50     05/01/10   $ 543,750  $1,717,084 $3,999,007

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                     NUMBER OF
                                                               SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                                    SHARES                      UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                  ACQUIRED ON     VALUE         AT FISCAL YEAR END         AT FISCAL YEAR END
              NAME                 EXERCISE      REALIZED    (EXERCISABLE/UNEXERCISABLE) (EXERCISABLE/UNEXERCISABLE)
- --------------------------------  -----------  ------------  -------------------------  -------------------------
Morrie K. Abramson..............           0   $          0          57,000/513,000     $   1,802,910/$16,226,190
Randy J. Corporron..............      53,100   $  1,349,761          40,000/170,000     $    1,030,000/$5,285,000
Rodney J. Corporron.............      45,000   $  1,555,150               0/150,000     $            0/$4,770,000
Cathy L. Felts..................      10,000   $    241,700           10,000/30,000     $        284,200/$608,000
Mark A. Zerbe...................           0   $          0          70,000/110,000     $    1,829,200/$3,024,350

PERFORMANCE GRAPH

    The following performance graph provided by Media General Financial Services compares the performance of the Company's Common Stock to the New York Stock Exchange Market Index and a Peer Group Index (as defined below) for the Company's last five fiscal years. The Peer Group Index is made up of the companies whose common stock has traded publicly for the last five years and whose primary four-digit SIC Code is the same as the Company's.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                1991       1992       1993       1994       1995       1996
KENT ELECTRONICS CORP               100     111.89     150.35     149.65     247.43     593.41
INDUSTRY INDEX                      100     133.21     166.85     167.23     186.04     237.76
BROAD MARKET                        100     110.02     126.27     131.46     145.82     190.44

* Assumes $100 invested on March 31, 1991 in Kent Common Stock or Index and that dividends are reinvested. Fiscal Year Ending March 30, 1996.
- ------------
(1)  Includes the following companies:
     Airport Systems International, All American Semiconductor, Applied Digital Access, Arrow Electronics, Avnet, Bell Industries, Bell Microproducts, Brightpoint, Inc., Cidco, Inc., Communications World International, Electrocon International, Farmstead Telephone Group, Gentner Communication Corp., Internet Communications, Jaco Electronics, Kent Electronics Corporation, Marshall Industries, Milgray Electronics, Norstan, Nu-Horizons Electronics, PC Services Source, Pioneer Standard Electronics,

     Premier Industrial, Rada Electronics, Reptron Electronics, Richardson Electronics, Richey Electronics, Sterling Electronics, Taitron Components, Tech Electro Industries, Tessco Technologies, View Tech, Inc., Western MicroTechnology, Wyle Electronics and Zing Technologies.

CERTAIN AGREEMENTS

    The Employment Agreement between Mr. Abramson and the Company expires on March 31, 2001. The Employment Agreement provides for a minimum annual base salary and bonus of at least $950,000 and an annual retirement benefit of $750,000 for the greater of 15 years or his life upon termination of Mr. Abramson's employment for any reason other than for Just Cause or without Good Reason (each as defined in the Employment Agreement). If Mr. Abramson dies or becomes disabled prior to March 31, 2001, the Company shall pay his estate, his guardian or him, as the case may be, an annual retirement benefit of $950,000 until March 31, 2001, and then $750,000 annually thereafter. The Employment Agreement provides for termination by the Company for Just Cause or by Mr. Abramson for Good Reason. Upon a termination for Just Cause or Mr. Abramson's resignation without Good Reason prior to March 31, 2001, no retirement benefits would be paid. If prior to a Change in Control (as defined in the Employment Agreement), Mr. Abramson is discharged without Just Cause or resigns for Good Reason, or if Mr. Abramson's employment is terminated for any reason after a Change in Control, Mr. Abramson shall be entitled to receive a cash lump sum payment equal to all compensation due to him for the remainder of the term of the Employment Agreement. A Change in Control in the Employment Agreement is deemed to have occurred on the earliest of the following: (i) if any entity or person becomes the beneficial owner of 20% or more of the Common Stock of the Company; (ii) the approval by the shareholders of the Company of a definitive agreement to sell or otherwise dispose of substantially all of the assets, merge or consolidate the Company in which the Company is not the surviving corporation; or (iii) the date upon which, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof.

    In January 1993, the Company entered into an Executive Health Care Benefits and Consulting Agreement with Mr. Abramson pursuant to which he may provide consulting services to the Company after retirement and will be covered under the Company's health care plan. Under such agreement, Mr. Abramson will pay all required premiums and other costs for Medicare coverage. Under the Company's health care plan, the Company will provide medical, dental and prescription drug benefits for Mr. Abramson and his spouse for those items and expenses which are eligible to be covered under the health care plan to the extent not covered by Medicare.

    In March 1993, the Company entered into an agreement with Mr. Abramson pursuant to which the Company, upon a change in control of the Company, will make a cash payment to him in an amount sufficient to pay all excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), so as to place Mr. Abramson in the same after-tax position had there been no such taxes.

CERTAIN TRANSACTIONS

    Mr. Zimmerman, a director of the Company, is a shareholder, officer and director of the law firm of Zimmerman, Axelrad, Meyer & Wise, P.C., a firm retained by the Company.

     PROPOSAL NO. 2 -- AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has approved and recommended to the Company's shareholders an amendment (the "Proposed Amendment") to Article IV of the Company's Articles of Incorporation increasing the number of shares of Common Stock which the Company has the authority to issue from 30 million shares to 100 million shares. Under Texas law, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company's Common Stock is required for approval of the Proposed Amendment.

    The Proposed Amendment would become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of Texas. Upon the effectiveness of the Proposed Amendment, the first paragraph of Article IV of the Company's Articles of Incorporation would read in its entirety as follows:

        "The aggregate number of shares which the corporation shall have the authority to issue is one hundred million (100,000,000) shares of Common Stock, without par value, and two million (2,000,000) shares of Preferred Stock, $1.00 par value per share."

    As of May 7, 1996, there were 23,937,176 shares of Common Stock outstanding and an aggregate of 5,982,500 shares of Common Stock reserved for issuance upon exercise of options granted under the Company's stock option plans, leaving 80,324 shares of Common Stock authorized and available for issuance. However, as described in Proposal No. 3 below, an aggregate of 100,000 shares of Common Stock will be required to be reserved for issuance upon exercise of options to be granted under the 1996 Non-Employee Director Stock Option Plan. An additional 1,600,000 shares will be required to be reserved for issuance upon exercise of options to be granted under the 1996 Employee Incentive Plan as described in Proposal No. 4 below; however, if the 1996 Employee Incentive Plan is approved by the shareholders, no future grants of stock options will be allowed under the Amended and Restated 1987 Stock Option Plan. Since there are approximately 1,600,000 shares currently subject to option under the Amended and Restated 1987 Stock Option Plan, the net result is no additional shares will be required to be reserved for issuance upon exercise of options to be granted under the 1996 Employee Incentive Plan.

    In addition, management believes that it is important for the Company to have a sufficient reserve of shares of Common Stock available for the future needs of the Company. Increasing the number of authorized shares of Common Stock will facilitate the acquisition of other companies and properties and make shares of Common Stock available for other corporate purposes, including any future issuances of Common Stock in public or private financings, payment of stock dividends, or upon subdivision of outstanding shares through stock splits, or upon conversion or exercise of any convertible securities, options, warrants or rights which may hereafter be issued for any desirable corporate purpose. Having such additional authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued without the expense and delay of a special shareholders meeting. The additional shares of Common Stock will be available for issuance without further action by the shareholders, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may then be listed. Other than its current stock option plans and the plans proposed herein for approval by the shareholders, the Company does not have any plans, agreements, understandings or arrangements that could or will result in the issuance of any Common Stock.

    Under certain circumstances, the shares available for additional issuance could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of the Company. Also, any of such additional shares of Common Stock could be privately placed with purchasers who might side with management of the Company in opposing a tender offer by a third party. However, the Proposed Amendment is not being sought in order to frustrate any attempt to acquire control of the Company and the Company is not aware of any such attempt.

    THE COMPANY RECOMMENDS VOTING "FOR" PROPOSAL NO. 2.

   PROPOSAL NO. 3 -- ADOPTION OF 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    The Board of Directors of the Company has adopted, subject to approval by the shareholders, the Kent Electronics Corporation 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), and has directed that the Director Plan be submitted to the shareholders for approval. The Director Plan is intended to replace the Company's 1991 Non-Employee Director Stock Option Plan, which expired by its terms after the 1995 annual meeting of shareholders. Approval of the proposed Director Plan will require the majority vote of shareholders voting in person or by proxy with respect to the Director Plan at the Annual Meeting. This summary of the material terms of the Director Plan is qualified in its entirety by reference to the complete text of the Director Plan which is attached to this Proxy Statement as Appendix A.

    PURPOSE -- The purpose of the Director Plan is to provide the independent directors additional incentive for their service as directors. The Company is dependent for the successful conduct of its business on the incentive, effort and judgment of its directors.

    TERM -- The Director Plan was adopted effective May 7, 1996, subject to approval by shareholders at this Annual Meeting. The Director Plan shall expire and terminate on the earlier of (i) the date ten years from the effective date of the Director Plan, or (ii) the date on which there have been granted to eligible directors pursuant to the Director Plan options to purchase an aggregate of 100,000 shares of Common Stock.

    PARTICIPATION -- All non-employee directors are eligible to participate in the Director Plan. Stock options to purchase 5,000 shares will be automatically granted upon each eligible director's initial election to the Board, and stock options to purchase 5,000 shares will be automatically granted effective each year on the date of the annual meeting of shareholders. During the lifetime of the option holder, any stock option will be exercisable only by the recipient, and will be transferable only by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or if established by the Committee, pursuant to intra-family transfers without payment of consideration.

    SHARES OF STOCK AVAILABLE FOR OPTIONS -- A total of 100,000 shares of Common Stock is available for issuance under the Director Plan. The shares may be treasury shares or authorized but unissued shares. In the event a stock option lapses unexercised or partially unexercised or is surrendered for cancellation, the shares of Common Stock allocable to the unexercised stock option may again be subject to a stock option under the Director Plan.

    The Director Plan provides for appropriate adjustment of shares available under the Director Plan and of shares subject to outstanding stock options in the event of any changes in the outstanding Common Stock of the Company by reason of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction.

    STOCK OPTIONS -- Each stock option shall be evidenced by a stock option agreement containing terms and conditions not inconsistent with the provisions of the Director Plan. Each stock option shall have a term of five years from the grant thereof. Each stock option shall vest immediately; provided, however, that the sales of shares upon the exercise of such stock option shall not be allowed until at least six months after the later of (i) the approval of the Director Plan by the stockholders or (ii) the grant of the stock option. The purchase price payable upon the exercise of a stock option will be equal to the fair market value of the Common Stock on the date the stock option is granted. On May 7, 1996, the last reported sales price of the Common Stock was $37.38 per share. Payment in full for the number of shares purchased upon the exercise of stock options granted under the Director Plan shall be made in cash, or certified or cashier's check, or by Common Stock of the Company already owned by and in the possession of the stock option holder, or any combination thereof, at the same time the stock option is exercised.

    AMENDMENT OF DIRECTOR PLAN -- The Board of Directors may amend, terminate or suspend the Director Plan at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement necessary to maintain qualification of the Director Plan under Section 16(b) of the Exchange Act if the Board desires to maintain such qualification.

    MERGER, CONSOLIDATION OR SALE OF ASSETS -- If (i) the Company is merged into or consolidated with another corporation and the Company is not the surviving corporation, (ii) the Company is recapitalized in such a manner that shares of the Common Stock are converted into or exchanged for other securities of the Company, (iii) the Company sells or otherwise disposes of substantially all of its assets, (iv) over 30% of the Common Stock of the Company is acquired by another person, corporation or entity in exchange for stock or (v) over 30% of the then outstanding Common Stock is acquired in a single transaction or a series of related transactions, then each holder of an outstanding stock option shall be entitled, upon exercise of such stock option, to receive shares of such stock or other securities of the Company or the surviving or acquiring corporation as the holders of the Company's Common Stock received pursuant to the terms of the merger, consolidation, exchange, recapitalization, sale or acquisition. If the terms of any such transaction provide for the cancellation of all outstanding stock options, each holder of an outstanding stock option shall have the right to exercise such stock option in full during a 30-day period preceding the effective date of any such transaction.

    FEDERAL TAX CONSEQUENCES -- The grant of a stock option under the Director Plan will not result in the recognition of any taxable income by the director. A director will recognize ordinary income on the date of exercise of the option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The tax basis of the shares for purposes of a subsequent sale include the exercise price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of an option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by director on the exercise of an option.

    FISCAL 1997 AWARDS -- The following table sets forth the stock options that the group referred to below will receive in fiscal 1997 if the Director Plan is approved by the Company's shareholders at the Annual Meeting. Executive officers and employee directors are not eligible to participate in the Director Plan.

                            NEW PLAN BENEFITS TABLE
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

NAME                                                          DOLLAR VALUE ($)    NUMBER OF UNITS
- -----------------------------------------------------------  -------------------  ---------------
Non-Executive Director Group...............................              (1)            20,000

- ------------
(1) Dollar value is dependent upon the future value of Company Common Stock.

    THE COMPANY RECOMMENDS VOTING "FOR" PROPOSAL NO. 3.

           PROPOSAL NO. 4 -- ADOPTION OF 1996 EMPLOYEE INCENTIVE PLAN

    The Board of Directors of the Company has adopted, subject to approval by the shareholders, the Kent Electronics Corporation 1996 Employee Incentive Plan (the "Incentive Plan"), and has directed that the Incentive Plan be submitted to the shareholders for approval. Approval of the proposed Incentive Plan will require the majority vote of shareholders voting in person or by proxy with respect to the Incentive Plan at the Annual Meeting. This summary of the material terms of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan which is attached to this Proxy Statement as Appendix B.

    PURPOSE -- The purpose of the Incentive Plan is to provide a means whereby certain key employees of the Company and its affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with, and devote their best efforts to, the business of the Company, thereby advancing the interests of the Company and its shareholders. The Company believes that the possibility of participation in the Incentive Plan through (i) receipt of incentive options ("Incentive Options") or nonqualified options ("Nonqualified Options") (Incentive Options and Nonqualified Options shall be collectively referred to herein as "Stock Options"), or (ii) the grant of performance awards ("Performance Grants") based on the achievement of pre-established performance goals (some or all of which Performance Grants may be paid in Common Stock) (Stock Options and Performance Grants shall be collectively referred to herein as "Awards"), will provide key employees an incentive to perform more effectively and will assist the Company in obtaining and retaining people of outstanding training and ability.

    TERM -- The Incentive Plan was adopted effective May 7, 1996, subject to approval by shareholders at this Annual Meeting. No Award may be granted under the Incentive Plan after May 6, 2006.

    ADMINISTRATION -- The Incentive Plan is administered by the Committee, which is comprised solely of at least two members who are disinterested persons and outside directors (as defined in the Incentive Plan). No member of the Committee is eligible to participate in the Incentive Plan. All questions of interpretation and application of the Incentive Plan and Awards shall be determined by the Committee.

    PARTICIPATION -- All employees of the Company and its subsidiaries are eligible to participate in the Incentive Plan. The Committee shall determine from time to time the employees of the Company and its subsidiaries (the "Employees") who shall receive Awards under the Incentive Plan. During the lifetime of the Employee, Awards shall be exercisable only by the Employee, and no Award will be transferable otherwise than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or if established by the Committee, pursuant to intra-family transfers without payment of consideration.

    SHARES OF STOCK AVAILABLE FOR AWARDS -- A total of 1,600,000 shares of Common Stock is available for issuance under, or in payment of, the Awards. The shares may be treasury shares or authorized but unissued shares. In the event an Award expires, or terminates for any reason, or is surrendered, the shares of Common Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Incentive Plan.

    The Incentive Plan provides that the number of shares subject thereto and shares covered by Stock Options outstanding are subject to equitable adjustment, as determined by the Committee, in the event of stock dividends, stock splits, or other capital readjustments before delivery by the Company of all shares subject to the Incentive Plan.

    Should the shareholders approve the Incentive Plan, the Committee will terminate the Amended and Restated 1987 Stock Option Plan, pursuant to which options to acquire an aggregate of 1,616,959 shares may currently be granted, and the Committee will grant Awards only from the Incentive Plan.

    COMPENSATION DEDUCTION LIMITATION -- As discussed above, Section 162(m) of the Code generally limits to $1 million per year per employee the tax deduction available to publicly traded companies for certain compensation paid to named executive officers. There is an exception (Section 162(m)(4)(C)) from this deduction limitation, for certain "performance-based compensation," if specified requirements are satisfied, including: (i) the establishment by a compensation committee comprised of outside directors of performance goals which must be met for the additional compensation to be earned, (ii) the approval of the material terms of the performance goals by the shareholders after adequate disclosure, and (iii) the certification by the compensation committee that the performance goals have been met. The Incentive Plan is designed to satisfy these statutory requirements for Incentive Options, Nonqualified Options and Performance Grants. Therefore, if this Incentive Plan is approved by shareholders, the Company anticipates being entitled to deduct an amount equal to the ordinary income reportable by each optionee on exercise of a Nonqualified Option, the Early Disposition of shares of stock acquired by exercise of an Incentive Option, and the payment of Performance Grants in Common Stock or in cash.

    STOCK OPTIONS -- The Committee may designate a Stock Option as an Incentive Option or as a Nonqualified Option. The terms of each Stock Option shall be set out in a written Award Agreement which incorporates the terms of the Incentive Plan.

    The Stock Option price may not be less than 100% of the fair market value of the Common Stock on the date of grant and may not be exercisable after 10 years from the date of grant. In the case of an Incentive Option issued to a 10% Shareholder (as defined in the Incentive Plan) of the Company (i) the Incentive Option price may not be less than 110% of the fair market value of the Common Stock on the date of grant, and (ii) the period over which the Incentive Option is exercisable may not exceed five years. On May 7, 1996, the last reported sales price of the Common Stock was $37.38 per share.

    Stock Options may be exercised by written notice of exercise and payment of the Stock Option price in cash, by check or in previously owned shares of Common Stock valued at fair market value on the date of exercise. Special rules apply which limit the time of exercise of a Stock Option following an Employee's termination of employment. The Committee may impose restrictions on the exercise of any Stock Option. In the event of a "Change in Control" (as defined in the Incentive Plan), all Stock Options then outstanding become immediately exercisable in full.

    PERFORMANCE GRANTS -- The Committee may designate certain Employees who become eligible to receive a Performance Grant if certain pre-established performance goals are satisfied. In determining which

Employees shall be eligible for a Performance Grant, the Committee will consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Incentive Plan.

    The Committee shall determine the terms of a Performance Grant, if any, for each performance cycle. The performance goals determined by the Committee may be based on, among other factors, the following business criteria: net profits, operating income, stock price, earnings per share, sales and/or return on equity. Before any Performance Grant may be paid, the Committee must certify in writing that the performance goal has been satisfied. The maximum amount payable to any Employee pursuant to one or more Performance Grants may not exceed $5,000,000 per year.

    The Committee  intends to  establish performance  goals in  accordance  with
Section 162(m) of the Code to enable the Company to deduct in full the total payment of any Performance Grant as "performance-based compensation."

    AMENDMENT OF INCENTIVE PLAN -- The Board of Directors of the Company may amend, terminate or suspend the Incentive Plan at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval or requirement necessary to maintain qualification of the Incentive Plan under Section 16(b) of the Exchange Act if the Board desires to maintain such qualification.

    CHANGE IN CONTROL -- Upon a Change  in Control (as defined in the  Incentive
Plan), either (a) each holder of an outstanding Stock Option shall be entitled, upon exercise of such Stock Option, to receive shares of such stock or other securities of the Company or the surviving or acquiring corporation at the same rate per share as the holders of shares of Stock received pursuant to the Change in Control, or (b) all outstanding Stock Options may be cancelled by the Board as of the effective date of the Change in Control, provided that notice of such cancellation shall be given to each holder of a Stock Option and each holder thereof shall have the right to exercise such Stock Options in full during a thirty-day period preceding the effective date of the Change in Control. Upon a Change in Control, all performance grants shall become immediately payable to the fullest extent of the Award regardless of whether the Performance Cycle (as defined in the Incentive Plan) upon which it is based has been completed.

    FEDERAL TAX CONSEQUENCES -- The grant of Incentive Options to an Employee does not result in any income tax consequences. The exercise of an Incentive Option generally does not result in any income tax consequences to the Employee if the Incentive Option is exercised by the Employee during his employment with the Company or a subsidiary, or within a specified period after termination of employment. However, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the Incentive Option price is a tax preference item for purposes of determining an Employee's alternative minimum tax, if applicable. An Employee who sells shares acquired pursuant to the exercise of an Incentive Option after the expiration of (i) two years from the date of grant of the Incentive Option, and (ii) one year after the transfer of the shares to him (the "Waiting Period") will generally recognize a long-term capital gain or loss on the sale.

    An Employee who disposes of his Incentive Option shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the Incentive Option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the Employee, short or long term, depending on the Employee's holding period for the shares. If the shares are sold for less than the option price, the Employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

    The Company will not be entitled to a deduction as a result of the grant of an Incentive Option, the exercise of an Incentive Option, or the sale of Incentive Option shares after the Waiting Period. If an Employee disposes of Incentive Option shares in an Early Disposition, the Company would be entitled to deduct the amount of ordinary income recognized by the Employee.

    The grant of Nonqualified Options under the Incentive Plan will not result in the recognition of any taxable income by the Employee. An Employee will recognize ordinary income on the date of exercise of the Nonqualified Option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The tax basis of these shares for purposes of a subsequent sale includes the Nonqualified Option price paid and the ordinary income reported on exercise of the Nonqualified Option. The income reportable on exercise of a Nonqualified Option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the Employee on the exercise of a Nonqualified Option.

    Performance Grants paid in cash generally result in taxable income to the recipient and a compensation deduction by the Company at the time the cash payment is made. Performance Grants paid in shares of Common Stock result in taxable income to the recipient at the fair market value of the Common Stock on the date of transfer and result in a corresponding compensation deduction for the Company. Performance Grants are subject to federal income and employment tax withholding.

    FISCAL 1997 AWARDS -- No Awards have been granted under the Incentive Plan. As indicated above, the Committee has the power to determine, among other things, the Employees to be granted Awards. As a result, the number of Awards to be granted in the future to executive officers is not determinable at this time.

    THE COMPANY RECOMMENDS VOTING "FOR" PROPOSAL NO. 4.

 PROPOSAL NO. 5 - ADOPTION OF STOCK OPTION PLAN AND AGREEMENT FOR THE COMPANY'S
                      VICE PRESIDENT, CORPORATE CONTROLLER

    The Company's Compensation Committee has determined it is in the best interest of the Company to provide Mr. David D. Johnson with compensation in the form of additional equity interests in the Company. In view of the foregoing, the Compensation Committee and the Board of Directors have adopted, subject to shareholder approval, a stock option plan and agreement for the Company's Vice President, Corporate Controller (the "Corporate Controller Plan"). This summary of the material terms of the Corporate Controller Plan is qualified in its entirety by reference to the complete text of the Corporate Controller Plan which is attached to this Proxy Statement as Appendix C.

    The Corporate Controller Plan for Mr. Johnson (the "Optionee") provides for the granting of options to purchase an aggregate of up to 25,000 shares of Common Stock. The options become exercisable as to 2,500 shares on May 1, 2000, 5,000 shares on May 1, 2001, 7,500 shares on May 1, 2002, and the remaining 10,000 shares on May 1, 2003. All options expire, if not exercised, on May 1, 2011. The options are exercisable at a purchase price of $19.31 per share, which equals one-half the closing price per share of Common Stock on May 9, 1996, the date the stock option was granted.

    Options granted pursuant to the Corporate Controller Plan generally are not subject to sale, assignment or transfer other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and may be exercised during the Optionee's lifetime only by him or by his legal representative or, following the Optionee's death, by his executors, administrators, heirs or devisees. The option price and number of shares subject to options granted under the Corporate Controller Plan are subject to adjustment upon a recapitalization, stock split, stock dividend or certain other corporate transactions. In the event the Optionee's employment is terminated at the election of the Company or the Optionee terminates his employment for "Good Reason," as defined in the Corporate Controller Plan, all options will vest and will become immediately exercisable. In addition, all options held by the Optionee will vest and become immediately exercisable upon the death or disability of the Optionee or upon the occurrence of certain events constituting a "Change in Control," as defined in the Corporate Controller Plan. In the event the

Optionee elects to terminate his employment with the Company other than for Good Reason, for a period of 90 days following such termination he may exercise his options to the extent they have become exercisable during such time according to the vesting schedule set forth above.

    The Corporate Controller Plan also provides for certain limited stock appreciation rights, pursuant to which the Optionee can, following a "Change in Control" as defined in the Corporate Controller Plan, surrender his option to the Company in return for a cash payment equal to the excess of the "Change in Control Price" of the shares of Common Stock subject to the option over the aggregate exercise price payable upon the exercise of the option. The "Change in Control Price" is defined as the highest market price reported during either (a) the 30 days prior to either the Optionee's election to exercise the limited stock appreciation right or (b) the 30 days prior to the occurrence of the Change in Control; or, in the event of any merger, consolidation or reorganization in which the Company is not the survivor or shares of Common Stock are converted into cash or other securities or other property (a "Termination Merger"), the Change in Control Price is the higher of (i) the fair market value of the consideration received per share by holders of Common Stock of the Company in connection with such Termination Merger, or (ii) the highest price reported for the Company's Common Stock during the 30-day period immediately preceding the date of the Change in Control. The Company, upon a Change in Control, will make a cash payment to the Optionee in an amount sufficient to pay all excise taxes imposed by Section 4999 of the Code with respect to any compensation received by Optionee pursuant to the Corporate Controller Plan, so as to place the Optionee in the same after-tax position had there been no such taxes.

    Options granted pursuant to the Corporate Controller Plan are "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Code. The Optionee will realize no income at the time he is granted a non-qualified stock option. Ordinary income will be realized by the Optionee when the non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to the Optionee over the exercise price of such shares. The Optionee's holding period for federal income tax purposes with respect to the shares acquired will begin on the date of exercise. The tax basis of the stock acquired upon the exercise of the option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to the exercise of such option. Any gain or loss on the subsequent sale of the stock will be either a long term or short term capital gain or loss depending on the Optionee's holding period for the Common Stock disposed by the Optionee.

    The Company will be entitled, subject to the usual rules as to reasonableness of compensation, to a deduction for federal income tax purposes in the same amount as the Optionee is considered to have realized ordinary income upon the exercise of the option. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized by the Optionee. Any such deductions will be limited to the maximum deduction allowable pursuant to the Internal Revenue Code, including the limitations on excessive employee renumeration under Section 162(m) of the Code.

    For accounting purposes, the granting of options pursuant to the Corporate Controller Plan will result in a charge against income equal to the difference between the option price for the shares subject to the grant and the fair market value of such shares as of the date the option price is fixed. In this case, the option price is $19.31, which equals one-half the closing price per share of Common Stock on May 9, 1996, the date the stock options were granted. The charge against income, net of the related tax benefit, will be spread over the vesting period for the options.

    The following table sets forth the stock options that the group referred to below (consisting solely of the Optionee) will receive in fiscal 1997 if the Corporate Controller Plan is approved by the Company's shareholders at the Annual Meeting. Neither the Named Executive Officers, the directors, nor the non-executive officer employees are eligible to participate in the Corporate Controller Plan.

                            NEW PLAN BENEFITS TABLE
      VICE PRESIDENT, CORPORATE CONTROLLER STOCK OPTION PLAN AND AGREEMENT

                                                                        DOLLAR VALUE
NAME                                                                         ($)        NUMBER OF UNITS
- ---------------------------------------------------------------------  ---------------  ---------------
Executive Group......................................................      482,812.50         25,000

    Approval of the proposed Corporate Controller Plan will require the majority vote of shareholders voting in person or by proxy with respect to the Corporate Controller Plan at the Annual Meeting. Unless otherwise specified, all properly executed proxies received by the Company will be voted in favor of the Corporate Controller Plan.

    THE COMPANY RECOMMENDS VOTING "FOR" PROPOSAL NO. 5.

   PROPOSAL NO. 6 -- RATIFICATION AND APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has selected Grant Thornton LLP as its independent public accountants to audit the accounts of the Company for the fiscal year ending March 29, 1997. Grant Thornton has advised the Company that it will have a representative in attendance at the Annual Meeting who will respond to appropriate questions presented at such meeting.

    Management recommends that the appointment of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending March 29, 1997, be ratified by the shareholders. Unless otherwise specified, all properly executed proxies received by the Company will be voted for such ratification at the meeting or any adjournment thereof.

    THE COMPANY RECOMMENDS VOTING "FOR" PROPOSAL NO. 6.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Based solely upon a review of forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that a Form 4 for each of Duane Davis, a former executive officer of the Company, and Mark Zerbe was filed five days late.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters than those described above which are likely to come before the Annual Meeting. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment on such matters.

               PROPOSALS AND NOMINATIONS FOR NEXT ANNUAL MEETING

    Any proposals of holders of Common Stock of the Company intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 1997 must be received by the Company, addressed to the Secretary of the Company, 7433 Harwin Drive, Houston, Texas 77036, no later than January 22, 1997, to be included in the proxy statement relating to that meeting.

    Pursuant to the Company's Bylaws, any nomination of persons to be elected as directors at the Annual Meeting of Shareholders of the Company to be held in 1997 must be received by the Secretary of the Company not later than the close of business on the tenth day following the date on which notice of the 1997 annual meeting is first given to shareholders. Such nomination or nominations must be in writing from a shareholder of record and must attach a written consent of each person so nominated to serve on the Board of Directors. In addition, the notice must set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company that are beneficially owned by each such nominee and

(iv) such other information in respect of such nominee as would be required by the federal securities laws and the rules and regulations promulgated thereunder in respect of an individual nominated as a director of the Company and for whom proxies are solicited by the Board of Directors.

                                          By Order of the Board of Directors
                                          Stephen J. Chapko, SECRETARY
May 22, 1996

    THE COMPANY WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 30, 1996 TO INTERESTED SECURITY HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY'S ADDRESS PREVIOUSLY SET FORTH.

                                                                      APPENDIX A

                          KENT ELECTRONICS CORPORATION

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                   ARTICLE I

                                    PURPOSE

    Kent Electronics Corporation, a Texas corporation (the "Company"), is dependent for the successful conduct of its business on the initiative, effort and judgment of its directors. This 1996 Non-Employee Director Stock Option Plan (the "Plan") is intended to provide the independent directors of the Company additional compensation for their service as directors and an incentive, through options to acquire stock in the Company, to increase the value of the Company's common stock, without par value ("Common Stock").

                                   ARTICLE II

                                 ADMINISTRATION

    The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan and the policies of each stock exchange on which any of the Company's stock at any time may be traded, the Board shall have plenary authority (i) to construe and interpret the Plan,
(ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, and (iv) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries. No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

    Under the Plan each director who is not a full-time employee of the Company or any of its subsidiaries (each, a "Non-Employee Director") shall, effective as of the date of his initial election to the Board, be granted a stock option to purchase from the Company 5,000 shares of Common Stock, and effective as of the date of each annual meeting of shareholders, be granted a stock option to purchase from the Company 5,000 shares of Common Stock, at a price determined as set forth in ARTICLE IV below.

                                   ARTICLE IV

   TERMS AND CONDITIONS OF STOCK OPTIONS; STOCK OPTION PRICE; TRANSFERABILITY

    (a) Each stock option granted under the Plan shall be evidenced by a Stock Option Agreement (the "Agreement") in such form as may be hereafter approved by the Board on the advice of counsel to the Company. The Agreement shall be executed by the Company and the optionee. The sale of the shares issued on the exercise of a stock option by any person subject to Section 16 of the 1934 Act shall not be allowed until at least six months after the later of (i) the approval of this Plan by the stockholders of the Company in accordance with
ARTICLE IX hereof or (ii) the grant of the stock option. Such determination for each stock option is to be made prior to or at the time that stock option is granted. Each stock option granted hereunder shall expire if not exercised within five years of the date of grant.

    (b) The per share stock option price shall be an amount equal to the Fair Market Value (as defined below) of the Common Stock on the date of grant of the stock option. In no event shall the stock option price be less than the par value of the Company's Common Stock.

    (c) Except as set forth below, the stock options granted hereunder shall not be transferable otherwise than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. During the lifetime of the optionee, stock options granted hereunder shall be exercisable only by the optionee, the optionee's guardian or legal representative. In addition to non-transferable stock options, the Board may allow stock options to be granted that are transferable, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members; the Board may also amend outstanding stock options to provide for such transferability.

    (d) No stock option granted hereunder shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Securities Act of 1933, as amended (the "1933 Act") and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the 1933 Act, or the Company shall have first received the opinion of its counsel that registration under the 1933 Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the 1933 Act and all other applicable securities laws, the Company may require the optionee to provide the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the 1933 Act and all other applicable securities laws is not required. Share certificates issued to the optionee upon exercise of the stock option shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

    (e) For all purposes under the Plan, the Fair Market Value of a share of Common Stock on a particular date, or on the most recent prior date on which Common Stock was traded, shall be equal to the reported closing price per share as reported by the New York Stock Exchange, Inc. or other principal exchange or market on which the Common Stock is traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board of Directors in such manner as it deems appropriate.

    (f) A stock option shall lapse in the following situations:

        (1) If the directorship of a Non-Employee Director terminates for any reason other than death, all unexercised stock options theretofore granted shall expire ten days after the date of such termination of directorship, unless such stock options shall have terminated earlier under the terms or under other provisions of the Plan.

        (2) If the directorship of a Non-Employee Director terminates by reason of death, all unexercised stock options, if any, shall become immediately exercisable and may be exercised until the expiration of one year from the date of death of the Non-Employee Director or until the expiration of the term of the stock option, whichever is earlier. Such stock option may be exercised by any designated beneficiary of the Non-Employee Director, subject to all other provisions of the Plan.

                                   ARTICLE V

                  SHARES SUBJECT TO PLAN AND DURATION OF PLAN

    The Plan shall expire and terminate on the earlier of (i) the date ten years from the effective date of this Plan, or (ii) the date on which there have been granted to Non-Employee Directors pursuant to the Plan stock options to purchase an aggregate of 100,000 shares of the Common Stock. Shares subject to stock options under the Plan may be either authorized and unissued shares or issued shares that have been acquired by the Company and held in its treasury, in the sole discretion of the Board. When stock options have been granted under the Plan and have lapsed unexercised or partially unexercised or have been surrendered for cancellation by the optionee thereof, the unexercised shares which were subject thereto may be reoptioned under the Plan.

                                   ARTICLE VI

                                  ADJUSTMENTS

    (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the Company's directors and stockholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of shares provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to stockholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other stockholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares), shall become exercisable for the securities and other consideration to which a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation, reorganization or recapitalization.

    (b) If, while unexercised stock  options remain outstanding under the  Plan,
(i) the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or where the Common Stock is converted into other securities, cash or other property in connection with such merger or consolidation, (ii) the Company is recapitalized in such a manner that shares of the Common Stock are converted into or exchanged for other securities of the Company, (iii) the Company sells or otherwise disposes of substantially all of its assets to another person, corporation or entity, (iv) over 30% of the Common Stock of the Company is acquired by another person, corporation or entity in exchange for stock (or stock and securities) of such corporation or (v) over 30% of the then outstanding Common Stock is acquired in a single transaction or a series of related transactions, then, unless the terms of the transaction described in clauses (i), (ii), (iii), (iv) or (v) above provide that after the effective date of such merger, consolidation, recapitalization, exchange, sale or acquisition, as the case may be, each holder of an outstanding stock option shall be entitled, upon exercise of such stock option to receive, in lieu of shares of the Company's Common Stock, shares of such stock or other securities of the Company or the surviving or acquiring corporation or such other property at the same rate per share as the holders of shares of the Company's Common Stock received pursuant to the terms of the merger, consolidation, exchange, recapitalization, sale or acquisition, all outstanding stock options shall be cancelled as of the effective date of any such merger, consolidation, recapitalization, exchange, sale or acquisition. At least 30 days notice of such cancellation shall be given to each holder of a stock option and each holder of a stock option shall have the right to exercise such stock options in full during a 30-day period preceding the effective date of such merger, consolidation, recapitalization, exchange, sale or acquisition.

    (c) CHANGE OF PAR VALUE. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

    (d) MISCELLANEOUS. The adjustments provided for in this Article shall be made by the Board whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE VII

                                 POWER TO AMEND

    The Board of Directors may amend, terminate or suspend this Plan at any time and from time to time; provided, however, that the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the regulations thereunder, or the regulations thereunder; and provided, further, that to the extent the Board desires for any amendment to the Plan to maintain qualification of the Plan under Rule 16b-3 of the Exchange Act, no amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) change the aggregate number of Shares which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the Option price at which Options have been granted; or (iv) change the class of persons eligible to receive Options. However, no termination or amendment of the Plan may, without the consent of the holder of any Option then outstanding, adversely affect the rights of such holder under the Options.

                                  ARTICLE VIII

                      EFFECTIVE DATE; STOCKHOLDER APPROVAL

    The Plan shall be effective as of May 7, 1996, the date on which it received the approval of a majority of the disinterested members of the Board. However, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved by the stockholders within 12 months from the date the Plan is approved by the Board. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative votes of the holders of a majority of the outstanding voting stock of the Company present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated. No stock option granted under the Plan shall be exercisable in whole or in part unless and until such stockholder approval is obtained.

                                                                      APPENDIX B

                          KENT ELECTRONICS CORPORATION

                          1996 EMPLOYEE INCENTIVE PLAN

                                   ARTICLE I
                                      PLAN

    1.1 PURPOSE. The Kent Electronics Corporation 1996 Employee Incentive Plan is intended to provide a means whereby certain Employees of Kent Electronics Corporation, a Texas corporation, and its Affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant Awards to certain Employees in the form of Incentive Stock Options, Nonqualified Stock Options and Performance Grants, subject to the terms of the Plan.

    1.2 EFFECTIVE DATE OF PLAN. The Plan is effective May 7, 1996, if within 12 months of such date, it shall have been approved by the vote of the holders of a majority of the shares of Stock of the Company present in person or by proxy and represented at a duly held shareholders' meeting. No Award shall be granted pursuant to the Plan after May 6, 2006.

                                   ARTICLE II
                                  DEFINITIONS

    The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

    2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    2.2 "AWARD" means an award or grant made to an Employee under Articles V through IX herein.

    2.3 "AWARD AGREEMENT" means the written agreement provided in connection with an Award setting forth the terms and conditions of the Award. Such Agreement may contain any other provisions that the Committee, in its sole discretion, shall deem advisable which are not inconsistent with the terms of the Plan.

    2.4 "BOARD OF DIRECTORS" or "Board" means the board of directors of the Company.

    2.5 "CHANGE OF CONTROL" means the happening of any of the following events:

        (i) the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or the Stock is converted into other securities, cash or other property in connection with such merger or consolidation;

        (ii) the Company is recapitalized in such a manner that shares of Stock are converted into or exchanged for other securities of the Company;

       (iii) the Company sells or otherwise disposes of substantially all its assets to another person, corporation or entity;

        (iv) over 30% of the then outstanding Stock is acquired by another corporation in exchange for stock (or stock and securities) of such corporation; or

        (v) over 30% of the then outstanding Stock is acquired in a single transaction or a series of related transactions.

    2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

    2.7 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall at all times consist solely of two or more members of the Board of Directors, and all members of the Committee shall be both Disinterested Persons and Outside Directors. Any member who no longer qualifies as a Disinterested Person or an Outside Director shall automatically be removed from the Committee.

    2.8 "COMPANY" means Kent Electronics Corporation, a Texas corporation.

    2.9 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the Exchange Act.

    2.10 "EMPLOYEE" means a key employee employed by the Company or any Affiliate to whom an Award is granted.

    2.11 "FAIR MARKET VALUE" means, on a particular date or on the most recent prior date on which Stock was traded, the reported closing price per share of the Stock of the Company as reported by the New York Stock Exchange, Inc. or other principal exchange or market on which the Stock is traded; in the event the Stock of the Company is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

    2.12 "INCENTIVE OPTION" means an option granted under the Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

    2.13 "NONQUALIFIED OPTION" means an option granted under the Plan other than an Incentive Option.

    2.14 "OPTION" means an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

    2.15 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies the requirements of Section 162(m) of the Code.

    2.16 "PERFORMANCE GRANT" means an Award, denominated in cash or in Stock, made to an Employee under Article VI which is intended to qualify as performance based compensation as defined in Section 162(m) of the Code and regulations issued thereunder.

    2.17 "PLAN" means the Kent Electronics Corporation 1996 Employee Incentive Plan, as set out in this document and as it may be amended from time to time.

    2.18 "STOCK" means the voting common stock of the Company, without par value, or in the event that the outstanding shares of voting common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

    2.19 "10% SHAREHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

                                  ARTICLE III
                                  ELIGIBILITY

    The individuals who shall be eligible to receive Awards shall be those Employees as the Committee shall determine from time to time. However, no non-Employee director shall be eligible to receive any Award or to receive stock, stock options, or stock appreciation rights under any other plan of the Company or any of its Affiliates, if receipt of it would cause the individual not to be a Disinterested Person or Outside Director.

                                   ARTICLE IV
                     GENERAL PROVISIONS RELATING TO AWARDS

    4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant Awards to those Employees as it shall determine from time to time under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the amount of any Award and the number of shares of Stock to be covered by any Award to be granted to an Employee shall be as determined by the Committee. Each Award shall be evidenced by an Award Agreement which shall set forth the terms and conditions of the Award. Except as otherwise provided herein, no Award granted pursuant to the Plan shall vest in whole or in part in less than six months after the date the Award is granted. An Employee who has received an Award in any year may receive an additional Award or Awards in the same year or in subsequent years. The Committee may, in its discretion, waive or accelerate any restrictions to which the Awards may be subject; provided, however, that the Committee may not alter, amend or modify pre-established performance based criteria to which any Award may be subject.

    4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 1,600,000 shares. The shares of Stock may be treasury shares or authorized but unissued shares. The numbers of shares of Stock stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

    In the event that any Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to that Award may again be subject to an Award under the Plan. Upon approval by the shareholders of the Plan, the Committee will not issue any additional stock options under the Company's Amended and Restated 1987 Stock Option Plan.

    4.3 NON-TRANSFERABILITY. Except as set forth below, the Awards granted hereunder shall not be transferable by the Employee otherwise than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the Employee's lifetime, Awards granted hereunder shall be exercisable only by the Employee. The Committee may grant Awards that are transferable, without payment of consideration, to immediate family members of the Employee or to trusts or partnerships for such family members; the Committee may also amend outstanding Awards to provide for such transferability.

    4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of, or the issuance of shares under, an Award to comply with any law or regulation of any governmental authority.

    4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of the Plan and the Awards granted hereunder shall not affect or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of similar character or otherwise.

    In the event of any change in the outstanding shares of Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, liquidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of shares of Stock available for Awards, such adjustment may be made by the Committee subject to Section 162(m) of the Code, and shall be final, conclusive and binding for all purposes of the Plan.

    4.6 TERMINATION OF EMPLOYMENT. Except as specifically provided herein, the Committee shall set forth in the Award Agreement the status of any Award or shares of Stock underlying any Award upon the termination of the Employee's employment for any reason.

    4.7 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to the Employee under the Plan.

                                   ARTICLE V
                                    OPTIONS

    5.1 TYPE OF OPTION. The Committee shall specify whether a given option shall constitute an Incentive Option or a Nonqualified Option.

    5.2 OPTION PRICE. The price per share at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value per share of Stock on the date the Option is granted or (b) the per share par value of the Stock on the date the Option is granted. The Committee in its discretion may provide that the price per share at which shares of Stock may be purchased shall be more than 100% of Fair Market Value per share. In the case of any 10% Shareholder, the price per share at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 110% of the Fair Market Value per share of Stock on the date the Incentive Option is granted or (b) the per share par value of the Stock on the date the Incentive Option is granted.

    The price per share at which shares of Stock may be purchased under a Nonqualified Option shall not be less than the greater of: (a) 100% of the Fair Market Value per share of Stock on the date the Option is granted or (b) the per share par value of the Stock on the date the Option is granted. The Committee in its discretion may provide that the price per share at which shares of Stock may be purchased shall be more than 100% of Fair Market Value per share.

    5.3 DURATION OF OPTIONS. No Option shall be exercisable after the expiration of ten years from the date the Option is granted. In the case of a 10% Shareholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

    5.4 AMOUNT EXERCISABLE. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its discretion, may provide in the Award Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value

(determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

    5.5 EXERCISE OF OPTIONS. Subject to the tax withholding requirements set forth in Section 9.3 herein, options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised and the address to which the certificates representing shares of Stock issuable upon the exercise of such Option shall be mailed, together with: (a) cash, check, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Option Price of the shares, (b) Stock at its Fair Market Value equal to the Option Price of the shares on the date of exercise, and/or (c) any other form of payment which is acceptable to the Committee. In order to enable an Employee to have sufficient funds to pay the Option Price, the Committee may, to the extent permitted by law, cause the Company to loan funds to the Employee, to guarantee a loan by a third party to the Employee or to take such other action as the Committee deems appropriate. The proceeds of the sale of shares subject to the Options are to be added to the general funds of the Company and used for its corporate purposes. No fractional shares shall be issued under the Plan.

    Subject to the tax withholding requirements set forth in Section 9.3 herein, as promptly as practicable after receipt of written notification and payment, the Company or a stock transfer agent of the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee's name. If shares of Stock are used in payment, the Fair Market Value of the shares of Stock tendered must be less than the Option Price of the shares being purchased, and the difference must be paid by check. Delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the Employee.

    Whenever an Option is exercised by exchanging shares of Stock owned by the Employee, the Employee shall deliver to the Company certificates registered in the name of the Employee representing a number of shares of Stock legally and beneficially owned by the Employee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by the Company or a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

    5.6   SUBSTITUTION OPTIONS.  Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

    5.7  NO  RIGHTS AS  STOCKHOLDER.   No Employee shall  have any  rights as  a
stockholder with respect to Stock covered by an Option until the date a stock certificate is issued for the Stock.

    5.8 LIMITATIONS. The maximum number of Options which may be awarded under this Article V during the term of the Plan shall be 1,600,000 shares, and the maximum number of Options which may be awarded to any Employee under this
Article V during the term of the Plan shall be 1,600,000 shares.

    5.9 CHANGE IN CONTROL. On a date at least 30 days prior to the effective date of a Change in Control, any limitations as to the amount exercisable each year may be modified at the discretion of the Committee so that all Options from and after such date shall, if the Committee in its discretion so determines, be exercisable in full. In addition, with respect to any event described in clauses
(i) through (v) of the definition of Change in Control, either (a) after the effective date of such Change in Control, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Stock, shares of such stock or other securities of the Company or the surviving or acquiring corporation or such other property at the same rate per share as the holders of shares of Stock received pursuant to the Change in Control, or (b) all outstanding Options may be canceled by the Board as of the effective date of the Change in Control, provided that notice of such cancellation shall be given to each holder of an Option and each holder of an Option shall have the right to exercise such Options in full (without regard to any limitations that might be set forth in the Award Agreement) during a 30-day period preceding the effective date of the Change in Control.

                                   ARTICLE VI
                               PERFORMANCE GRANTS

    6.1 PERFORMANCE GRANTS AND ELIGIBILITY. The Committee, in its sole discretion, may designate certain key Employees of the Company who are eligible to receive a Performance Grant if certain pre-established performance goals are met. In determining which Employees shall be eligible for a Performance Grant, the Committee may, in its discretion, consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan.

    6.2 ESTABLISHMENT OF PERFORMANCE GRANT. The Committee shall determine the terms of the Performance Grant, if any, to be made to an Employee for such period designated by the Committee (the "Performance Cycle").

    6.3 CRITERIA FOR PERFORMANCE GOALS. The performance goals shall be pre-established by the Committee in accordance with Section 162(m) of the Code and regulations issued thereunder. Performance goals determined by the Committee may be based upon, but are not limited to, net profits, operating income, Stock price, earnings per share, sales and/or return on equity.

    6.4 COMMITTEE CERTIFICATION. The Committee must certify in writing that a performance goal has been met prior to payment to any Employee of the Performance Grant by issuance of a certificate for Stock or payment in cash. If the Committee certifies the entitlement of an Employee to the performance based Performance Grant, the payment shall be made to the Employee subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.

    6.5 PAYMENT AND LIMITATIONS. Performance Grants shall be paid on or before the 30th day following both (a) the end of the Performance Cycle and (b) certification by the Committee that the performance goals and any other material terms of the Performance Grant and the Plan have been satisfied, or as soon thereafter as is reasonably practicable. The Performance Grant may be paid in Stock, cash, or a combination of Stock and cash, in the sole discretion of the Committee. If paid in whole or in part in Stock, the Stock shall be valued at Fair Market Value as of the date the Committee directs payments to be made in whole or in part in Stock. However, no fractional shares of Stock shall be issued, and the balance due, if any, shall be paid in cash.

    The maximum amount which may be paid to any Employee pursuant to one or more Performance Grants under this Article VI shall not exceed $5 million per year.

    6.6 TERMINATION OF EMPLOYMENT DURING PERFORMANCE CYCLE. Unless the terms of an employment agreement, severance agreement or the Award Agreement provide otherwise, if an Employee's employment with the Company and all Affiliates terminates during a Performance Cycle (other than in connection with or within one year after a Change of Control), he shall not be entitled to any payment under this Article VI for that Performance Cycle.

    6.7 CHANGE IN CONTROL. Upon a Change in Control, all Performance Grants shall become immediately payable to the fullest extent of the Award regardless of whether the Performance Cycle (hereinafter defined) upon which it is based has been completed.

                                  ARTICLE VII
                                 ADMINISTRATION

    The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards granted thereunder shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

        (a) determine the Employees to whom and the time or times at which Awards will be made,

        (b) determine the number of shares and the purchase price of Stock or dollar amount of cash covered in each Award, subject to the terms of the Plan,

        (c) determine the terms, provisions and conditions of each Award, which need not be identical,

        (d) define the effect, if any, on an Award of the death, disability, retirement, or termination of employment of the Employee,

        (e) proscribe, amend and rescind rules and regulations relating to administration of the Plan, and

        (f) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

    The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                  ARTICLE VIII
                        AMENDMENT OR TERMINATION OF PLAN

    The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent the Board desires for any amendment to the Plan to maintain qualification of the Plan under Rule 16b-3 promulgated under the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                   ARTICLE IX
                                 MISCELLANEOUS

    9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under the Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

    9.2    NO  EMPLOYMENT OBLIGATION.    The  granting of  any  Award  shall not
constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him.

    9.3 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, the cash payment of a Performance Grant, or issuance of Stock in payment of a Performance Grant. In the alternative, the Company may require the Employee (or other person exercising the Option or receiving Stock) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered
(a) on the date of exercise, or (b) on the date of payment of all or part of a Performance Grant in Stock, whichever is applicable. The Company shall have no obligation upon exercise of any Option, or notice of the Committee's decision to pay all or part of the Performance Grant in Stock, until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or issuance of Stock is sufficient to cover all sums due with respect to that exercise or issuance of Stock. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

    9.4 FORFEITURE FOR DISHONESTY. Notwithstanding anything to the contrary in the Plan, if the Committee finds, after full consideration of the facts presented on behalf of both the Company and the Employee, that the Employee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his employment by the Company which damaged the Company or an Affiliate, or for disclosing trade secrets of the Company or an Affiliate, the Employee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Employee by the Company in any manner.

    9.5 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company to the fullest extent allowed under the Texas Business Corporation Act.

    9.6 GENDER. If the context requires, words of one gender when used in the Plan shall include the others and words used in the singular or plural shall include the other.

    9.7    HEADINGS.    Headings  of  Articles  and  Sections  are  included for
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

    9.8 OTHER COMPENSATION PLANS. The adoption of the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

    9.9 OTHER AWARDS. The grant of an Award shall not confer upon the Employee the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Employees, or the right to receive future Awards upon the same terms or conditions as previously granted.

    9.10   GOVERNING  LAW.   The  provisions of  the  Plan shall  be  construed,
administered, and governed under the laws of the State of Texas.

                                                                      APPENDIX C

                          KENT ELECTRONICS CORPORATION
                        STOCK OPTION PLAN AND AGREEMENT
                    FOR VICE PRESIDENT, CORPORATE CONTROLLER

    1. GRANT. Under the terms, provisions, and conditions of this Stock Option Plan and Agreement by and between Kent Electronics Corporation (the "Company"), and David D. Johnson (the "Optionee"), the Company hereby grants to Optionee the option to purchase 25,000 shares of the Company's Common Stock, without par value (the "Stock"), at the option price specified herein, subject to adjustment as provided herein (the "Option"). The Option is not an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    2. DURATION OF OPTION AND OPTION PRICE. The Option shall be for a term commencing on the date hereof and ending fifteen (15) years from the date hereof. The option price payable by the Optionee upon exercise of the Option as to each share subject to the Option will be $19.31, which equals one-half of the closing price of one share of the Stock, as reported by the New York Stock Exchange, on the date hereof.

    3. AMOUNT EXERCISABLE AND SCHEDULE OF EXERCISABILITY. Except as otherwise provided herein, this Option may be exercised as to 2,500 shares, on and after May 1, 2000; as to an additional 5,000 shares, on and after May 1, 2001; as to an additional 7,500 shares, on and after May 1, 2002; and as to all remaining shares, on and after May 1, 2003. This Option shall immediately become fully vested and exercisable as to all shares subject hereto upon the death or Disability (as hereinafter defined) of Optionee, or upon the occurrence of a "Change in Control" (as hereinafter defined), or upon the Company's termination of its employment of Optionee at the election of the Company, or upon Optionee's termination of his employment by the Company for "Good Reason" (as defined herein at Section 11), or such earlier date as set forth in Section 9 hereof. The Option may be exercised, so long as it is valid and outstanding, from time to time in whole (as to shares then exercisable) or in part; provided, however, no fractional shares of Stock shall be issued. The Option is cumulative, and may be exercised as to any or all shares of Stock covered hereby from and after the time it becomes exercisable as to such shares through the date of termination of the Option.

    4. EXERCISE OF OPTIONS. The Option shall be exercisable, in whole or in part, by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the option price for such shares of Stock, which payment shall be made (a) in cash or by personal check, cashier's check, certified check, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the option price multiplied by the number of shares of Stock with respect to which the Option is exercised or (b) in shares of Stock as set forth in this Section 4. Such notice may be delivered in person or by messenger or courier service to the Secretary of the Company, or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, and in all such cases delivery shall be deemed to have been made on the date such notice is received.

    At the time when  the Optionee (or  other holder of  the Option pursuant  to
Section 5) makes payment to the Company for the shares of Stock issuable upon the exercise of the Option, the Company may require the Optionee to pay to the Company an additional amount equal to any federal, state or local taxes (which the Company deems necessary or appropriate to be withheld in connection with the exercise of such Option) in such forms of payment as are described in the first paragraph of this Section 4. In the event that Optionee does not pay to the Company any such amount required for withholding taxes, to the extent applicable, the employer (for payroll tax purposes) of Optionee shall have the right to withhold such required amount from any sum payable, or to become payable, to Optionee, upon such terms and conditions as the Company in its discretion shall prescribe.

    Payment of the option price may be made, in whole or in part, in shares of Stock previously held by the Optionee (or other holder of the Option pursuant to Section 5). If payment is made in whole or in part in shares of Stock, then the Optionee (or other holder of the Option pursuant to Section 5) shall deliver to the Company, in payment of the option price of the shares of Stock with respect to which such Option is exercised, (i) certificates registered in the name of such Optionee (or other holder of the Option pursuant to Section 5) representing a number of shares of Stock legally and beneficially owned by such Optionee (or other holder of the Option pursuant to Section 5), free of all liens, claims and encumbrances of every kind, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and
(ii), if the option price of the shares of Stock with respect to which such Option is to be exercised exceeds the fair market value of such shares of Stock, cash or a personal check, cashier's check, certified check, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the amount of such excess. If the fair market value of such Shares of Stock delivered to the Company exceeds the option price of the shares of Stock with respect to which such Option is to be exercised, the Company shall promptly deliver, or cause to be delivered, to Optionee a replacement share certificate representing the number of shares of Stock in excess of those surrendered in payment of the option price.

    As promptly as practicable after the receipt by the Company of (i) such written notice from the Optionee (or other holder of the Option pursuant to Section 5) setting forth the number of shares of Stock with respect to which such Option is to be exercised, (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section 4, and (iii) an amount equal to any federal, state or local taxes which the Company deems necessary or appropriate to be withheld incident to the exercise of the Option, the Company shall cause to be delivered to such Optionee (or other holder of the Option pursuant to Section 5) certificates representing the number of shares of Stock with respect to which such Option has been so exercised.

    All proceeds received pursuant to the exercise of the Option shall be added to the general funds of the Company to be used for any corporate purpose.

    For purposes of determining the value of shares of Stock delivered in payment of all or any portion of the option price pursuant to this Section 4, the "fair market value" of such shares shall equal the average of the daily averages of the high and low sales price per share of the Stock as reported by the New York Stock Exchange (or such other principal exchange or market on which the Stock is traded as of the applicable dates) on each day on which such trades are reported of the five trading days prior to Optionee's exercise of the Option.

    5. TRANSFERABILITY OF OPTION. The Option shall not be subject to sale, assignment or transfer, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. The designation of a beneficiary by Optionee shall not constitute a transfer. The Option shall be exercisable (i) during Optionee's lifetime, only by Optionee (or in the event of his incapacity, by his legal representative) or
(ii) following Optionee's death, by such persons as set forth in Section 6.

    6. TERMINATION OF OPTIONS IN CERTAIN CASES. In the event of the death of the Optionee while in the employ of the Company (or while affiliated with the Company in the discretion of the Board), the Option shall become fully vested and shall terminate on the earlier of (i) the date of expiration of the Option, or (ii) twelve (12) months following the date of Optionee's death. After the death of the Optionee, his executors, administrators or any person(s) to whom the Option was transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the expiration of the period described in the first sentence of this paragraph, to exercise the Option.

    If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company (or from another affiliation with the Company in the discretion of the Board) including retirement for reasons of Disability, the Option shall terminate on the earlier of (i) the date of expiration of the Option, or (ii) three (3) years following the date of such retirement. As used herein, the term "Disability" shall mean a total and permanent disability resulting from a mental or physical incapacity which prevents Optionee from performing the full scope of his duties for the Company (as such duties exist on the date immediately prior to the occurrence of such incapacity) and lasting or expected to last for a period of at least 180 days. Disability shall be determined in good faith by the Board of Directors of the Company based on the opinion of a licensed physician. In the event of such retirement, the Optionee (or, in the event of his incapacity, his legal representative) shall have the right, at any time prior to the expiration of the period described in the first sentence of this paragraph, to exercise the Option to the same extent to which he was entitled to exercise it immediately prior to such retirement (and, in the case of retirement for Disability or under circumstances constituting a termination of Optionee's employment by the Company at the Company's election, the Option shall fully vest and become exercisable, as set forth herein).

    If, before the date of expiration of the Option, the Optionee's employment by the Company shall be terminated by the Company at its election, or shall be terminated by Optionee for Good Reason, this Option shall immediately vest fully and become exercisable as to all shares covered hereby. In such event, Optionee shall have the right to exercise the Option at any time prior to the earlier of
(i) the date of expiration of the Option or (ii) twelve (12) months following the date of such termination of employment.

    If, before the date of expiration of the Option, the Optionee's employment or other affiliation with the Company terminates at the election of Optionee for any reason other than Good Reason (other than in connection with Optionee's retirement in accordance with the second paragraph of this Section 6), the Option shall terminate on the earlier of (i) the date of expiration of such Option, or (ii) ninety (90) days after the date of termination of the Optionee's employment or other affiliation with the Company. In such event, the Option shall be exercisable and shall vest as to all shares that, pursuant to the schedule set forth in Section 3 hereof, become exercisable on or prior to the date of termination of the Option.

    For purposes of this Stock Option Plan and Agreement, employment by the Company shall include employment by any subsidiary of the Company.

    7. NO RIGHTS AS SHAREHOLDER. No holder of the Option shall have any rights as a shareholder with respect to shares covered by the Option until the date of exercise of the Option as to such shares; and, except as otherwise provided in
Section 9 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of such exercise.

    8. EMPLOYMENT OR AFFILIATION OBLIGATION. The grant of this Option shall not impose upon the Company any obligation to employ or to continue any employment or other affiliation with the Optionee. The right of the Company to terminate its employment or affiliate relationship with any person, including the Optionee, shall not be diminished or affected by reason of the fact that this Option has been granted.

    9. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting,the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    The number of shares covered by this Option and the price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from the subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash, property, or other securities in connection therewith.

    If (i) the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or where the Stock is converted into other securities, cash or other property in connection with such merger or consolidation, (ii) the Company is recapitalized in such a manner that shares of Stock are converted into or exchanged for other securities of the Company, (iii) the Company sells or otherwise disposes of substantially all its assets to another person, corporation or entity, or (iv) a tender offer is announced that, if successfully completed, would result in a Change in Control, then in any such case, on a date at least 30 days prior to the effective date of any such merger, consolidation, recapitalization, exchange, sale or acquisition or tender offer (or, in the case of such tender offer, on such later date as is practicable, but in any such case at least ten days prior to the termination of such tender offer), as the case may be, any limitations as to amount exercisable each year shall be modified so that Option from and after such date shall be exercisable in full. In addition, with respect to any event described in the preceding sentence, after the effective date of such merger, consolidation, recapitalization, exchange, sale or acquisition, as the case may be, Optionee shall be entitled, upon exercise of such Option to receive in lieu of shares of Stock, shares of such stock or other securities of the Company or the surviving or acquiring corporation or such other property at the rate per share as the holders of shares of Stock received pursuant to the terms of the merger, consolidation, exchange, recapitalization, sale or acquisition.

    Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to the Option.

    10.  CHANGE  IN CONTROL.   A  "Change in Control"  shall be  deemed to  have
occurred on the earliest of the following dates:

       (i) The date any entity or person (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding common shares of the Company;

       (ii)The date the shareholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any common shares of the Company would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of common shares immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of substantially all the assets of the Company; or

       (iii)
           The first date as of which Continuing Directors (as defined in Article IX of the Company's Articles of Incorporation) fail to constitute a majority of the members of the Company's Board of Directors.

    11. TERMINATION OF EMPLOYMENT BY OPTIONEE FOR GOOD REASON. For purposes of this Stock Option Plan and Agreement a termination of Optionee's employment for "Good Reason" shall be deemed to occur if Optionee tenders his resignation to the Board of Directors after there has been a significant and material diminishment in the nature and scope of the authority, power, function and duty attached to Optionee's management position with the Company as of the effective date of this Agreement (which shall include, but not be limited to, the appointment of any officer to whom Optionee shall report other than the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer or the Chief Financial Officer), and such diminishment lasts for at least thirty (30) consecutive days and is not cured or corrected by the Company within ten (10) days after Optionee provides notice of same to the Company pursuant to the notice provisions hereof. Executive's termination of his employment with the Company for Good Reason may take place at any time after the events set forth in the preceding sentence have occurred, and such termination need not be effected within any specified time period after the occurrence of such events. Such termination for Good Reason shall result in the Option immediately becoming fully vested and exercisable as to all shares covered hereby.

    12. LIMITED STOCK APPRECIATION RIGHTS. Notwithstanding any other provisions in this Stock Option Plan and Agreement, upon the occurrence of any Change in Control, and thereafter so long as this Option is in effect, Optionee shall have the right to require the Company (or if the Company is not the survivor of a merger, consolidation or reorganization, such survivor) to purchase from him any or all unexercised options granted under this Stock Option Plan and Agreement at a purchase price equal to (i) the excess of the Change in Control Price (as hereinafter defined) per share over the option price per share multiplied by (ii) the number of shares subject to the Option specified by the Optionee for purchase in a written notice to the Company or such survivor, addressed to the attention of the Corporate Secretary.

    For purposes of this Stock Option Plan and Agreement, the term "Change in Control Price" of shares of Stock shall mean (a) except in the case of a Change in Control that results from a merger, consolidation or reorganization in which the Company is not the survivor or shares of Stock are converted into cash or other securities or other assets (a "Termination Merger"), the higher of (I) the highest sales price per share of the Stock on the New York Stock Exchange (or if the Company's Stock is not then traded on the New York Stock Exchange, on the principal exchange or market where such Stock is actively traded) on the trading days during the thirty (30) days immediately preceding the date the Optionee so notified the Company of his election pursuant to the preceding paragraph or (II) the highest sales price per share of the Stock on the New York Stock Exchange (or if the Company's Stock is not then traded on the New York Stock Exchange, on the principal exchange or market where such stock is actively traded) on the trading days during the thirty (30) days immediately preceding the date of the Change in Control; and (b) in the case of a Change in Control that results from a Termination Merger, the higher of (I) the fair market value of the consideration receivable per share by holders of Stock of the Company in such Termination Merger (which fair market value as to any securities included in such consideration shall be the highest sales price per unit of such security on the principal exchange or market where such security is actively traded on the trading days during the thirty (30) days immediately preceding the date of the Termination Merger, and as to any such security not actively traded in any market, and as to all other property included in such consideration, shall be the fair market value determined by the Committee (hereinafter defined) in good faith exercised in a reasonable manner) or (II) the amount determined pursuant to clause (a)(II) of this Section 12. The amount payable to Optionee by the Company or the survivor in a Termination Merger, as the case may be, shall be paid in cash or by certified check, and shall be reduced by the amount of any taxes required to be withheld.

    13. ADMINISTRATION. This Stock Option Plan and Agreement shall be administered by a committee of at least two persons to be appointed by the Board of Directors of the Company (the "Committee"). All members of the Committee shall be persons who are "disinterested persons," as set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto ("Rule 16b-3"). Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under this Stock Option Plan and Agreement, except those resulting from his own gross negligence or willful misconduct.

    14. NOTICES. Any notice, consent, request or other communication ("Notice") required or permitted to be given hereunder shall be in writing. Such Notice shall be (a) personally delivered or delivered by messenger, or (b) mailed by certified mail, return receipt requested, postage prepaid, or (c) sent by telecopy or the equivalent (provided, however, that the original Notice of which a facsimile has been transmitted shall in all cases be delivered to the addressee within two (2) business days following such transmission). Notices given hereunder shall be addressed as follows:

If to Company:                         If to Optionee:
Kent Electronics Corporation           David D. Johnson
7433 Harwin Drive                      c/o Kent Electronics Corporation
Houston, Texas 77036                   7433 Harwin Drive
Attention: Secretary                   Houston, Texas 77036

    Any Notice given in accordance herewith shall be deemed effective and to have been received by the party to whom such Notice is directed (a) upon delivery, if delivered personally or by messenger or sent by telecopy or the equivalent, or (b) three (3) days after the date of deposit in the U.S. Mail, if sent by mail and the return receipt is received by the sender, or upon actual receipt by the party receiving Notice in the event that such return receipt is not received by the sender.

    15. AMENDMENT. This Stock Option Plan and Agreement may be modified or amended only by a written instrument executed by Company and Optionee, and any such modification or amendment may be authorized on behalf of the Company by the Committee; provided, however, that so long as Optionee and the Company desire that this Stock Option Plan and Agreement comply with Rule 16b-3, or any successor or similar provisions thereto, any such amendment that would require the vote or approval of a specified percentage of the Company's shareholders in order to assure that this Stock Option Plan and Agreement complies with Rule 16b-3, or any successor or similar provisions thereto, shall only be made upon obtaining such required shareholder vote, or taking such other action in connection with such amendment as the Board of Directors or such authorized Committee deems advisable to operate this Stock Option Plan and Agreement in accordance with Rule 16b-3 or such successor or similar rule. However, no termination or amendment of this Stock Option Plan and Agreement may, without the consent of the Optionee, adversely affect the rights of Optionee as to any portion of the Option then outstanding.

    16. SEVERABILITY. In the event that any provision of this Stock Option Plan and Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions hereof, and this Stock Option Plan and Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

    17. GENDER, TENSE AND HEADINGS. Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and are not to be interpreted as part of the construction of this Stock Option Plan and Agreement.

    18. GOVERNING LAW. The provisions of this Stock Option Plan and Agreement shall be construed according to the laws of the State of Texas, except as superseded by federal law. This Agreement is performable in Harris County, Texas. In the event that any dispute arises under this Agreement, the Optionee shall have the right, in addition to all other rights and remedies provided by law, at his election to seek arbitration in Houston, Texas under the rules of the American Arbitration Association by serving a notice to arbitrate upon the Company, or to institute a judicial proceeding in a court of competent jurisdiction located in Harris County, Texas. In the event that the Company institutes any legal proceeding against the Optionee to resolve a dispute under this Agreement, the Optionee shall have the right either to seek arbitration in Houston, Texas or to institute a judicial proceeding in a court located in Harris County, Texas, as provided in the preceding sentence, and the Company shall dismiss its proceeding or take such other action as may be reasonably requested by the Optionee in order for such proceeding to be brought in the forum selected by the Optionee in accordance with the preceding sentence.

    19. SHAREHOLDER APPROVAL. This Stock Option Plan and Agreement is subject to approval and ratification by the vote of the holders of a majority of shares of Stock present in person or by proxy and entitled to vote at a meeting of shareholders of the Company. If such shareholder approval is not received on or before December 31, 1996, the Option shall be null and void.

    20. REQUIREMENT OF BONUS PAYMENT IN CERTAIN CIRCUMSTANCES. (a) In the event that the Optionee is deemed to have received an excess parachute payment (as such term is defined in Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code")) which is subject to the excise taxes (the "Excise Taxes") imposed by Section 4999 of the Code in respect of any payment of compensation to the Optionee from the Company pursuant to this Stock Option Plan and Agreement, whether in the form of cash, property, stock, stock options, securities or otherwise, the Company shall make the Bonus Payment to the Optionee promptly after the date on which the Optionee received or is deemed to have received any excess parachute payments.

       (b) (i) The term "Bonus Payment" means a cash payment in an amount equal to the sum of (A) all Excise Taxes payable by the Optionee, plus (B)
    all additional Excise Taxes and federal or state income taxes to the extent such taxes are imposed in respect of the Bonus Payment, such that the Optionee shall be in the same after-tax position and shall have received the same benefits that he would have received if the Excise Taxes had not been imposed. For purposes of calculating any income taxes attributable to the Bonus Payment, the Optionee shall be deemed for all purposes to be paying income taxes at the highest marginal federal income tax rate, taking into account any applicable surtaxes and other generally applicable taxes which have the effect of increasing the marginal federal income tax rate and, if applicable, at the highest marginal state income tax rate to which the Bonus Payment and the Optionee are subject.

       (ii)An example of the calculation of the Bonus Payment is set forth below: Assume that the Excise Tax rate is 20%, that the highest federal marginal income tax rate is 36% and that the Optionee is not subject to state income taxes. Assume that the Optionee has received an excess parachute payment in the amount of $1,000,000, on which $200,000 in Excise Taxes are payable. The amount of the required Bonus Payment is $454,545.45. The Bonus Payment, less Excise Taxes of $90,909.09 and income taxes of $163,636.36, yields $200,000.00, the amount of the Excise Taxes payable in respect of the excess parachute payment.

    (c)The Optionee agrees to cooperate reasonably with the Company to minimize the amount of the excess parachute payments, including without limitation assisting the Company in establishing that some or all of the payments received by the Optionee contingent on a change described in Section 280G(b)(2)(A)(i) of the Code are reasonable compensation for personal services actually rendered by the Optionee before the date of such change or to be rendered by the Optionee on or after the date of such change. In the event that the Company is able to establish that the amount of the excess parachute payments is less than originally anticipated by the Optionee, the Optionee shall refund to the Company any excess Bonus Payment to the extent not required to pay Excise Taxes or income taxes (including those incurred in respect of the payment of the Bonus Payment). Notwithstanding the foregoing, the Optionee shall not be required to take any actions which his tax advisor advises him in writing (i) is improper or
(ii) exposes the Optionee to material personal liability, and the Optionee may require the Company to deliver to the Optionee an indemnification agreement in form and substance satisfactory to the Optionee as a condition to taking any action required by this Section 20.

    (d)The Company shall make any payment required to be made under this Agreement in cash and on demand. Any payment required to be paid by the
Company under this Agreement which is not paid within five days of receipt by the Company of the Optionee's demand therefor shall thereafter be deemed delinquent, and the Company shall pay to the Optionee immediately upon demand interest at the highest nonusurious rate per annum allowed by applicable law from the date such payment becomes delinquent to the date of payment of such delinquent sum.

    (e)In the event that there is any change to the Code which results in the recodification of Section 280G or Section 4999 of the Code, or in the
event that either such section of the Code is amended, replaced or supplemented by other provisions of the Code of similar import ("Successor Provisions"), then this Agreement shall be applied and enforced with respect to such new Code provisions in a manner consistent with the intent of the parties as expressed herein, which is to assure that the Optionee is in the same after-tax position and has received the same benefits that he would have been in and received if any taxes imposed by Section 4999 or any Successor Provisions had not been imposed.

    (f)There shall be no right of set-off or counterclaim, in respect of any claim, debt or obligation, against any payments required under this
Section 20 to the Optionee provided for in this Agreement. No right or interest to or in any payments required under this Section 20 shall be assignable by the Optionee; provided, however, that this provision shall not preclude him from designating one or more beneficiaries to receive any amount that may be payable after his death and shall not preclude the legal representative of his estate from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to his estate. The term "beneficiary" as used in this Agreement shall mean a beneficiary or beneficiaries so designated to receive any such amount or, if no beneficiary has been so designated, the legal representative of the Optionee's estate. No right, benefit or interest under this Section 20 shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect.

    21. SUCCESSORS TO THE COMPANY. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, including, without limitation, any corporation or other entity acquiring directly or indirectly all or substantially all of the assets of the Company whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed "the Company" for the purposes of this Agreement), but shall not otherwise be assignable by the Company.

    IN WITNESS WHEREOF, this Stock Option Plan and Agreement is executed, subject to shareholder approval as set forth herein, effective as of the 9th day of May, 1996.

                                          KENT ELECTRONICS CORPORATION

                                          By: ______/s/_Morrie K. Abramson______
                                             Morrie K. Abramson,
                                             CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                          AND PRESIDENT

                                          OPTIONEE

                                          _________/s/_David D. Johnson_________
                                          David D. Johnson

                             (Meeting Location Map)

                          Kent Electronics Corporation
                      1996 Annual Meeting of Shareholders
                           June 27, 1996, 10:00 a.m.

      Meeting to be held at our wholly-owned subsidiary, K*TEC Electronics
           1111 Gillingham Lane, Sugar Land, TX 77478 (713) 243-5000

   [LOGO]
                                                                [LOGO]

                                                     Printed on Recycled Paper

P                     KENT ELECTRONICS CORPORATION
R                          7433 Harwin Drive
O                         Houston, Texas 77036
X              ANNUAL MEETING OF SHAREHOLDERS JUNE 27, 1996
Y        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder(s) of Kent Electronics Corporation (the "Company") hereby appoint MORRIE K. ABRAMSON and STEPHEN J. CHAPKO, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote in respect of the undersigned's shares of the Company's Common Stock at the Annual Meeting of Shareholders of the Company to be held on June 27, 1996, at 10:00 a.m., local time, at the offices of the Company's wholly-owned subsidiary, K*TEC Electronics Corporation, 1111 Gillingham Lane, Sugar Land, Texas 77478 and at any adjournment(s) thereof, the number of shares the undersigned would be entitled to cast if personally present.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ON THE REVERSE SIDE AND FOR EACH OF PROPOSALS 2, 3, 4, 5 AND 6.


       PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD
                      USING THE ENCLOSED ENVELOPE.

                                                        ----------------
                                                        SEE REVERSE SIDE
                                                        ----------------
- ---   PLEASE MARK YOUR
 X    VOTES AS IN THIS
- ---   EXAMPLE.

                             SHARES IN YOUR NAME

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES LISTED BELOW AND EACH OF PROPOSALS 2, 3, 4, 5 AND 6. ALL PRIOR PROXIES ARE HEREBY REVOKED.

1. Election          / / FOR
   of Directors,     / / WITHHOLD AUTHORITY
   Nominees:

      Morrie K. Abramson
      Alvin L. Zimmerman

For, except vote withheld from the following nominee(s):

- ---------------------------------------

2. To amend the Company's         / / FOR
   Articles of Incorporation to   / / AGAINST
   increase the number of         / / ABSTAIN
   authorized shares of Common
   Stock from 30 million to
   100 million.

3. To adopt the 1996              / / FOR
   Non-Employee Director          / / AGAINST
   Stock Option Plan.             / / ABSTAIN

4. To adopt a 1996                / / FOR
   Employee Incentive Plan.       / / AGAINST
                                  / / ABSTAIN

5. To adopt a Stock Option Plan   / / FOR
   and Agreement for the          / / AGAINST
   Company's Vice President,      / / ABSTAIN
   Corporate Controller

6. To ratify the appointment      / / FOR
   of Grant Thornton LLP as       / / AGAINST
   the Company's Independent      / / ABSTAIN
   Public Accountants for the
   fiscal year ending
   March 29, 1997.

7. In their discretion, on such other matters as may properly come before the 1996 Annual Meeting of Shareholders or any adjournment(s) thereof; all as more particularly described in the Proxy Statemtent, receipt of which is hereby acknowledged.

Signature(s) ___________________________________ Dated ________________, 1996

Signature(s) ___________________________________ Dated ________________, 1996


 (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)